UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21053

Name of Fund:  BlackRock Virginia Municipal Bond Trust (BHV)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Virginia

              Municipal Bond Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2019

Date of reporting period: 08/31/2019

Item 1 – Report to Stockholders

AUGUST 31, 2019

ANNUAL REPORT

BlackRock Maryland Municipal Bond Trust (BZM)

BlackRock Massachusetts Tax-Exempt Trust (MHE)

BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

BlackRock New York Municipal Bond Trust (BQH)

BlackRock New York Municipal Income Quality Trust (BSE)

BlackRock New York Municipal Income Trust II (BFY)

BlackRock Virginia Municipal Bond Trust (BHV)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Trust’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended August 31, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as restrained inflation and weak economic growth led the U.S. Federal Reserve (the “Fed”) to stop raising interest rates, which led to broad-based optimism that stimulative monetary policy could help forestall a recession. Refer to each Fund’s performance section for detailed information on market price and net asset value based returns.

After the dust settled, the U.S. equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted negative returns.

Fixed-income securities delivered strong returns with relatively low volatility, as interest rates declined (and bond prices rose). Longer-term U.S. Treasury yields declined further than short-term Treasury yields. This led to positive returns for U.S. Treasuries across the maturity spectrum and a substantial flattening of the yield curve. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

Volatility also rose in emerging markets, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, particularly in mainland China, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe and ongoing uncertainty about Brexit led to modest performance for European equities.

As equity performance faltered and global economic growth slowed, the Fed shifted to a more patient perspective on the economy in January 2019. The Fed left interest rates unchanged for six months, then lowered interest rates for the first time in 11 years in July 2019. Similarly, the European Central Bank and the Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world. Hopes continued to remain high thereafter, as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in additional rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We expect a slowing expansion with additional room to run, as opposed to an economic recession. However, escalating trade tensions and the resulting disruptions in global supply chains have become the greatest risk to the global expansion.

We believe U.S. and emerging market equities remain relatively attractive. Within U.S. equities, companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.15%	2.92%
U.S. small cap equities (Russell 2000® Index)	(4.43)	(12.89)
International equities (MSCI Europe, Australasia, Far East Index)	0.34	(3.26)
Emerging market equities (MSCI Emerging Markets Index)	(4.68)	(4.36)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.25	2.36
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	12.18	15.06
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	8.02	10.17
Tax-exempt municipal bonds (S&P Municipal Bond Index)	5.92	8.26
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.46	6.56
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended August 31, 2019

Municipal Market Conditions

Municipal bonds posted strong total returns during the period, buoyed by rallying interest rates as the Fed turned more dovish late in 2018 on the back of slowing global growth and trade uncertainties, indicated by a commitment to sustain the current economic expansion, and ultimately cut interest rates for the first time since 2008 at its July meeting.

Outside of the favorable rate backdrop, municipal technicals remained incredibly supportive with strong demand outpacing moderate supply. Broadly, investors favored the tax-exempt income, diversification, quality, and value of municipal bonds given that tax reform ultimately lowered the top individual tax rate just 2.6% while eliminating deductions. During the 12 months ended August 31, 2019, municipal bond funds experienced net inflows of approximately $53 billion (based on data from the Investment Company Institute), although they displayed some bouts of volatility. For the same 12-month period,	S&P Municipal Bond Index
Total Returns as of August 31, 2019
6 months: 5.92%
12 months: 8.26%

total new issuance underwhelmed from a historical perspective at just $331 billion (below the $373 billion issued in the prior 12-month period), a direct result of the elimination of advanced refundings through the 2017 Tax Cuts and Jobs Act. This transitioned the market to a favorable net negative supply environment in which reinvestment income (coupons, calls, and maturities) largely outstripped gross issuance and provided a powerful technical tailwind.

A Closer Look at Yields

From August 31, 2018 to August 31, 2019, yields on AAA-rated 30-year municipal bonds decreased by 118 basis points (“bps”) from 3.02% to 1.84%, while ten-year rates decreased by 122 bps from 2.44% to 1.22% and five-year rates decreased by 99 bps from 2.02% to 1.03% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities flattening by 49 bps, led by 53 bps of flattening between two- and ten-year maturities.

During the same time period, tax-exempt municipal bonds underperformed duration matched U.S. Treasuries, most notably in the front and intermediate part of the curve. However, relative valuations remained stretched versus recent history. Given that the corporate tax rate was lowered much more than the individual rate, institutions now have less incentive to own tax-exempt municipal bonds, while individuals are more incentivized. In a more retail-driven market, lower municipal-to-Treasury ratios are likely sustainable as individuals are focused on generating tax-free income and less concerned with relative valuations. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized problems among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — continue to exhibit improved credit fundamentals. However, several states with the largest unfunded pension liabilities are faced with elevated borrowing costs and difficult budgetary decisions. Across the country on the local level, property values support credit stability. S&P Global Inc.’s decision to remove its “negative” outlook on New Mexico underscores the improvement in state finances as it was the only remaining state with the designation. Revenue bonds continue to drive performance as investors continue to seek higher yield bonds in the tobacco sector. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of August 31, 2019 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The S&P Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trusts’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Trust Summary as of August 31, 2019	BlackRock Maryland Municipal Bond Trust

Trust Overview

BlackRock Maryland Municipal Bond Trust’s (BZM) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income taxes and Maryland personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Maryland personal income taxes. The Trust invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality by the Trust’s investment adviser at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BZM
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2019 ($14.42)(a)	3.03%
Tax Equivalent Yield(b)	5.67%
Current Monthly Distribution per Common Share(c)	$0.0364
Current Annualized Distribution per Common Share(c)	$0.4368
Leverage as of August 31, 2019(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 46.55%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended August 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
BZM(a)(b)	7.25%	9.40%
Lipper Other States Municipal Debt Funds(c)	15.20	10.59

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds produced a healthy gain in the 12-month period, largely as a result of the sharp decline in U.S. Treasury yields from November onward. (Prices and yields move in opposite directions.) Government bonds were boosted by the combination of slowing economic growth and the Fed’s pivot toward a more accommodative monetary policy. Tax-exempt issues gained further support from a continued improvement in municipal finances and a favorable balance of supply and demand in the market. Lower-quality bonds performed particularly well amid investors’ search for yield.

Although Maryland’s economic growth lagged the national average, generally positive economic conditions and robust revenues have helped the state add to its reserves. However, the state’s municipal market underperformed the national indexes largely a result of its lower interest-rate sensitivity and higher average credit quality.

At a time of strong returns for the overall market, the Trust’s use of leverage aided performance by amplifying price gains and enhancing portfolio income. Holdings in longer-dated securities with maturities of greater than 20 years generated the largest gains, as longer-term bonds outpaced short-term issues by a wide margin. The Trust further benefited from its positions in health care, transportation, and education sectors.

The Trust sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy had an adverse impact on returns. The trend of net negative issuance exacerbated reinvestment risk as the proceeds from bonds that matured or were called needed to be reinvested at lower prevailing yields compared to bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2019 (continued)	BlackRock Maryland Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	08/31/19	08/31/18	Change	High	Low
Market Price	$14.42	$14.04	2.71%	$15.10	$12.61
Net Asset Value	15.61	14.90	4.77	15.62	14.41

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	08/31/19	08/31/18
Health	29%	29%
County/City/Special District/School District	19	16
Education	14	19
Transportation	13	13
Housing	11	8
Utilities	10	13
State	2	—
Tobacco	1	1
Corporate	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (b)

Calendar Year Ended December 31,
2019	4%
2020	3
2021	7
2022	22
2023	2

(b)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	08/31/19	08/31/18
AAA/Aaa	6%	7%
AA/Aa	31	29
A	25	30
BBB/Baa	13	15
BB/Ba	2	4
B/B	—	5
CC	1	—
N/R	22	10

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

TRUST SUMMARY	7

Trust Summary as of August 31, 2019	BlackRock Massachusetts Tax-Exempt Trust

Trust Overview

BlackRock Massachusetts Tax-Exempt Trust’s (MHE) (the “Trust”) investment objective is to provide as high a level of current income exempt from both regular U.S. federal income taxes and Massachusetts personal income taxes as is consistent with the preservation of shareholders’ capital. The Trust seeks to achieve its investment objective by investing primarily in Massachusetts tax-exempt obligations (including bonds, notes and capital lease obligations). The Trust invests, under normal market conditions, at least 80% of its assets in obligations that are rated investment grade at the time of investment or, if unrated, determined to be of comparable quality at the time of investment by the Trust’s investment adviser. Under normal market conditions, the Trust invests its assets so that at least 80% of the income generated by the Trust is exempt from U.S. federal income taxes, including U.S. federal alternative minimum tax, and Massachusetts personal income taxes. The Trust invests primarily in long term municipal obligations with maturities of more than ten years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	MHE
Initial Offering Date	July 23, 1993
Yield on Closing Market Price as of August 31, 2019 ($12.96)(a)	3.70%
Tax Equivalent Yield(b)	6.84%
Current Monthly Distribution per Common Share(c)	$0.0400
Current Annualized Distribution per Common Share(c)	$0.4800
Leverage as of August 31, 2019(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 45.9%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended August 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
MHE(a)(b)	9.15%	10.52%
Lipper Other States Municipal Debt Funds(c)	15.20	10.59

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds produced a healthy gain in the 12-month period, largely as a result of the sharp decline in U.S. Treasury yields from November onward. (Prices and yields move in opposite directions.) Government bonds were boosted by the combination of slowing economic growth and the Fed’s pivot toward a more accommodative monetary policy. Tax-exempt issues gained further support from a continued improvement in municipal finances and a favorable balance of supply and demand in the market. Lower-quality bonds performed particularly well amid investors’ search for yield.

The Commonwealth of Massachusetts is in its healthiest financial position in more than a decade, with strong tax revenue growth and conservative budgeting for the 2019 fiscal year helping the state’s reserves reach the highest level in history. Massachusetts continued to benefit from an ongoing economic expansion, with low unemployment and a robust housing market. However, the state’s municipal market underperformed the national indexes largely a result of its lower interest-rate sensitivity and higher average credit quality.

At a time of strong returns for the overall market, the Trust’s use of leverage aided performance by amplifying price gains and enhancing portfolio income. Holdings in longer-dated securities with maturities of greater than 20 years generated the largest gains, as longer-term bonds outpaced short-term issues by a wide margin. The Trust was helped by its allocation to BBB credit tier, where yields spreads tightened due to the scarcity of higher yielding bonds in Massachusetts. The Trust further benefited from its positions in the education and state tax-backed sectors.

The Trust sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy had an adverse impact on returns. The trend of net negative issuance exacerbated reinvestment risk as the proceeds from bonds that matured or were called needed to be reinvested at lower prevailing yields compared to bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2019 (continued)	BlackRock Massachusetts Tax-Exempt Trust

Market Price and Net Asset Value Per Share Summary

	08/31/19	08/31/18	Change	High	Low
Market Price	$12.96	$12.38	4.68%	$13.80	$11.09
Net Asset Value	14.13	13.33	6.00	14.14	12.85

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	08/31/19	08/31/18
Education	42%	41%
State	20	21
Transportation	15	15
Health	14	15
Housing	4	5
Tobacco	2	1
County/City/Special District/School District	2	2
Utilities	1	—

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (b)

Calendar Year Ended December 31,
2019	8%
2020	12
2021	8
2022	16
2023	1

(b)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	08/31/19	08/31/18
AAA/Aaa	6%	7%
AA/Aa	55	60
A	12	11
BBB/Baa	16	15
BB/Ba	—	1
B/B	1	—
CC	1	—
N/R	9	6

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

TRUST SUMMARY	9

Trust Summary as of August 31, 2019	BlackRock MuniHoldings New York Quality Fund, Inc.

Trust Overview

BlackRock MuniHoldings New York Quality Fund, Inc.’s (MHN) (the “Trust”) investment objective is to provide shareholders with current income exempt from U.S. federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in investment grade (as rated or, if unrated, considered to be of comparable quality at the time of investment by the Trust’s investment adviser) New York municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes (“New York Municipal Bonds”), except at times when, in the judgment of its investment adviser, New York Municipal Bonds of sufficient quality and quantity are unavailable for investment by the Trust. At all times, except during temporary defensive periods, the Trust invests at least 65% of its assets in New York Municipal Bonds. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations with remaining maturities of one year or more. Effective July 31, 2019, the Trust may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	MHN
Initial Offering Date	September 19, 1997
Yield on Closing Market Price as of August 31, 2019 ($13.74)(a)	3.89%
Tax Equivalent Yield(b)	7.72%
Current Monthly Distribution per Common Share(c)	$0.0445
Current Annualized Distribution per Common Share(c)	$0.5340
Leverage as of August 31, 2019(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.62%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended August 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
MHN(a)(b)	16.02%	11.88%
Lipper New York Municipal Debt Funds(c)	14.90	11.11

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds produced a healthy gain in the 12-month period, largely as a result of the sharp decline in U.S. Treasury yields from November onward. (Prices and yields move in opposite directions.) Government bonds were boosted by the combination of slowing economic growth and the Fed’s pivot toward a more accommodative monetary policy. Tax-exempt issues gained further support from a continued improvement in municipal finances and a favorable balance of supply and demand in the market.

Consistent with trends in the national market, New York municipal bonds struggled early in the period due to higher interest rates and expectations of further Fed tightening. These headwinds dissipated in early 2019, fueling a rally in New York issues and helping the state deliver a competitive return versus the broader U.S. indexes despite its lower duration and higher average credit quality. (Duration is a measure of interest rate sensitivity.) New York tax-exempt issues were further helped by strong demand as the Tax Cuts and Jobs Act of 2017 gave residents of high-tax states more incentive to own in-state bonds. Additionally, New York continued to benefit from its broad and diverse economic base.

At a time of strong results for the overall market, the Trust’s use of leverage aided performance by amplifying price gains and enhancing portfolio income. Positions in the tax-backed, transportation and health care sectors contributed positively to performance. The Trust’s growing position in housing issues also registered robust gains given the sector’s above-average sensitivity to interest rate movements.

The Trust sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy had an adverse impact on returns.

Reinvestment also had an adverse effect on the Trust’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates compared to bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2019 (continued)	BlackRock MuniHoldings New York Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	08/31/19	08/31/18	Change	High	Low
Market Price	$13.74	$12.35	11.26%	$13.92	$11.63
Net Asset Value	15.31	14.27	7.29	15.32	13.80

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	08/31/19	08/31/18
Transportation	24%	26%
County/City/Special District/School District	21	16
Education	15	16
State	12	19
Utilities	12	12
Housing	7	2
Health	5	6
Corporate	2	2
Tobacco	2	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	4%
2020	4
2021	14
2022	7
2023	11

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	08/31/19	08/31/18
AAA/Aaa	7%	19%
AA/Aa	58	48
A	25	23
BBB/Baa	6	5
N/R(b)	4	5

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2019 and August 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents 3% and 4%, respectively, of the Trust’s total investments.

TRUST SUMMARY	11

Trust Summary as of August 31, 2019	BlackRock New York Municipal Bond Trust

Trust Overview

BlackRock New York Municipal Bond Trust’s (BQH) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income taxes and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality at the time of investment by the Trust’s investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BQH
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2019 ($14.94)(a)	3.86%
Tax Equivalent Yield(b)	7.66%
Current Monthly Distribution per Common Share(c)	$0.0480
Current Annualized Distribution per Common Share(c)	$0.5760
Leverage as of August 31, 2019(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.62%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended August 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
BQH(a)(b)	19.61%	11.61%
Lipper New York Municipal Debt Funds(c)	14.90	11.11

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds produced a healthy gain in the 12-month period, largely as a result of the sharp decline in U.S. Treasury yields from November onward. (Prices and yields move in opposite directions.) Government bonds were boosted by the combination of slowing economic growth and the Fed’s pivot toward a more accommodative monetary policy. Tax-exempt issues gained further support from a continued improvement in municipal finances and a favorable balance of supply and demand in the market.

Consistent with trends in the national market, New York municipal bond struggled early in the period due to higher interest rates and expectations of further Fed tightening. These headwinds dissipated in early 2019, fueling a rally in New York issues and helping the state deliver a competitive return versus the broader U.S. indexes despite its lower duration and higher average credit quality. (Duration is a measure of interest rate sensitivity.) New York tax-exempt issues were further helped by strong demand as the Tax Cuts and Jobs Act of 2017 gave residents of high-tax states more incentive to own in-state bonds. Additionally, New York continued to benefit from its broad and diverse economic base.

At a time of strong results for the overall market, the Trust’s use of leverage aided performance by amplifying price gains and enhancing portfolio income. Holdings in longer-dated securities with maturities of greater than 20 years generated the largest gains, as longer-term bonds outpaced short-term issues. The Trust further benefited from its positions in the project finance and state tax-backed sectors. An allocation to BBB rated and non-investment grade securities, which outpaced higher-quality issues, was an additional contributor.

The Trust sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy had an adverse impact on returns. In addition, the trend of net negative issuance exacerbated reinvestment risk as the proceeds from bonds that matured or were called needed to be reinvested at lower prevailing yields compared to bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2019 (continued)	BlackRock New York Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	08/31/19	08/31/18	Change	High	Low
Market Price	$14.94	$13.01	14.83%	$15.28	$12.31
Net Asset Value	16.49	15.39	7.15	16.51	14.86

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	08/31/19	08/31/18
County/City/Special District/School District	25%	23%
Education	18	22
Transportation	17	17
Utilities	13	11
State	8	7
Health	8	10
Housing	5	3
Corporate	4	4
Tobacco	2	3

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	5%
2020	5
2021	19
2022	13
2023	9

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	08/31/19	08/31/18
AAA/Aaa	5%	10%
AA/Aa	55	41
A	20	27
BBB/Baa	4	9
BB/Ba	2	2
B/B	1	1
N/R(b)	13	10

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2019 and August 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents 3% and 4%, respectively, of the Trust’s total investments.

TRUST SUMMARY	13

Trust Summary as of August 31, 2019	BlackRock New York Municipal Income Quality Trust

Trust Overview

BlackRock New York Municipal Income Quality Trust’s (BSE) (the “Trust”) investment objective is to provide current income exempt from U.S. federal income tax, including the alternative minimum tax, and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing at least 80% of its managed assets in municipal obligations exempt from U.S. federal income taxes (including the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests primarily in municipal bonds that are investment grade quality at the time of investment or, if unrated, are determined to be of comparable quality at the time of investment by the Trust’s investment adviser. Effective July 31, 2019, the Trust may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BSE
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of August 31, 2019 ($13.86)(a)	3.51%
Tax Equivalent Yield(b)	6.97%
Current Monthly Distribution per Common Share(c)	$0.0405
Current Annualized Distribution per Common Share(c)	$0.4860
Leverage as of August 31, 2019(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.62%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended August 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
BSE(a)(b)	13.79%	11.02%
Lipper New York Municipal Debt Funds(c)	14.90	11.11

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds produced a healthy gain in the 12-month period, largely as a result of the sharp decline in U.S. Treasury yields from November onward. (Prices and yields move in opposite directions.) Government bonds were boosted by the combination of slowing economic growth and the Fed’s pivot toward a more accommodative monetary policy. Tax-exempt issues gained further support from a continued improvement in municipal finances and a favorable balance of supply and demand in the market.

Consistent with trends in the national market, New York municipal bonds struggled early in the period due to higher interest rates and expectations of further Fed tightening. These headwinds dissipated in early 2019, fueling a rally in New York issues and helping the state deliver a competitive return versus the broader U.S. indexes despite its lower duration and higher average credit quality. (Duration is a measure of interest rate sensitivity.) New York tax-exempt issues were further helped by strong demand as the Tax Cuts and Jobs Act of 2017 gave residents of high-tax states more incentive to own in-state bonds. Additionally, New York continued to benefit from its broad and diverse economic base.

At a time of strong results for the overall market, the Trust’s use of leverage aided performance by amplifying price gains and enhancing portfolio income. Holdings in longer-dated securities with maturities of greater than 20 years generated the strongest returns, as longer-term bonds outpaced short-term issues. The Trust further benefited from its positions in the local tax-backed and education sectors.

The Trust sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy had an adverse impact on returns. The Trust’s higher-quality bias was also a headwind to performance at a time when lower-rated bonds outperformed. In addition, the trend of net negative issuance exacerbated reinvestment risk as the proceeds from bonds that matured or were called needed to be reinvested at lower prevailing yields compared to bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2019 (continued)	BlackRock New York Municipal Income Quality Trust

Market Price and Net Asset Value Per Share Summary

	08/31/19	08/31/18	Change	High	Low
Market Price	$13.86	$12.65	9.57%	$13.87	$11.84
Net Asset Value	15.34	14.35	6.90	15.36	13.89

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	08/31/19	08/31/18
County/City/Special District/School District	22%	18%
Education	21	23
Transportation	16	16
Utilities	15	16
State	13	16
Health	7	7
Housing	4	3
Tobacco	2	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	1%
2020	3
2021	21
2022	7
2023	11

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	08/31/19	08/31/18
AAA/Aaa	6%	17%
AA/Aa	62	50
A	21	27
BBB/Baa	5	2
N/R(b)	6	4

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2019 and August 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 2% of the Trust’s total investments.

TRUST SUMMARY	15

Trust Summary as of August 31, 2019	BlackRock New York Municipal Income Trust II

Trust Overview

BlackRock New York Municipal Income Trust II’s (BFY) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality at the time of investment by the Trust’s investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BFY
Initial Offering Date	July 30, 2002
Yield on Closing Market Price as of August 31, 2019 ($14.21)(a)	4.14%
Tax Equivalent Yield(b)	8.22%
Current Monthly Distribution per Common Share(c)	$0.0490
Current Annualized Distribution per Common Share(c)	$0.5880
Leverage as of August 31, 2019(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.62%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended August 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
BFY(a)(b)	16.29%	11.14%
Lipper New York Municipal Debt Funds(c)	14.90	11.11

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds produced a healthy gain in the 12-month period, largely as a result of the sharp decline in U.S. Treasury yields from November onward. (Prices and yields move in opposite directions.) Government bonds were boosted by the combination of slowing economic growth and the Fed’s pivot toward a more accommodative monetary policy. Tax-exempt issues gained further support from a continued improvement in municipal finances and a favorable balance of supply and demand in the market.

Consistent with trends in the national market, New York municipal bonds struggled early in the period due to higher interest rates and expectations of further Fed tightening. These headwinds dissipated in early 2019, fueling a rally in New York issues and helping the state deliver a competitive return versus the broader U.S. indexes despite its lower duration and higher average credit quality. (Duration is a measure of interest rate sensitivity.) New York tax-exempt issues were further helped by strong demand as the Tax Cuts and Jobs Act of 2017 gave residents of high-tax states more incentive to own in-state bonds. Additionally, New York continued to benefit from its broad and diverse economic base.

At a time of strong results for the overall market, the Trust’s use of leverage aided performance by amplifying price gains and enhancing portfolio income. Holdings in longer-dated securities with maturities of greater than 20 years generated the largest gains, as longer-term bonds outpaced short-term issues. The Trust further benefited from its positions in state tax-backed, local tax-backed and transportation sectors. An allocation to BBB rated and non-investment grade securities, which outpaced higher-quality issues, was an additional contributor.

The Trust sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy had an adverse impact on returns. In addition, the trend of net negative issuance exacerbated reinvestment risk as the proceeds from bonds that matured or were called needed to be reinvested at lower prevailing yields compared to bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2019 (continued)	BlackRock New York Municipal Income Trust II

Market Price and Net Asset Value Per Share Summary

	08/31/19	08/31/18	Change	High	Low
Market Price	$14.21	$12.77	11.28%	$14.56	$12.15
Net Asset Value	15.92	14.97	6.35	15.94	14.46

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	08/31/19	08/31/18
County/City/Special District/School District	26%	19%
Transportation	19	20
Education	13	17
State	12	13
Utilities	11	11
Health	7	8
Housing	5	5
Corporate	4	4
Tobacco	3	3

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	5%
2020	4
2021	20
2022	7
2023	12

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	08/31/19	08/31/18
AAA/Aaa	5%	17%
AA/Aa	50	42
A	27	28
BBB/Baa	6	6
BB/Ba	2	3
B/B	1	—
B	—	1
CC	1	—
N/R(b)	8	3

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2019 and August 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 2% of the Trust’s total investments.

TRUST SUMMARY	17

Trust Summary as of August 31, 2019	BlackRock Virginia Municipal Bond Trust

Trust Overview

BlackRock Virginia Municipal Bond Trust’s (BHV) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax and Virginia personal income taxes. The Trust seeks to achieve its investment objectives by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Virginia personal income taxes. The Trust invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality at the time of investment by the Trust’s investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BHV
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2019 ($16.54)(a)	3.30%
Tax Equivalent Yield(b)	6.17%
Current Monthly Distribution per Common Share(c)	$0.0455
Current Annualized Distribution per Common Share(c)	$0.5460
Leverage as of August 31, 2019(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 46.55%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended August 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
BHV(a)(b)	4.15%	8.94%
Lipper Other States Municipal Debt Funds(c)	15.20	10.59

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s premium to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds produced a healthy gain in the 12-month period, largely as a result of the sharp decline in U.S. Treasury yields from November onward. (Prices and yields move in opposite directions.) Government bonds were boosted by the combination of slowing economic growth and the Fed’s pivot toward a more accommodative monetary policy. Tax-exempt issues gained further support from a continued improvement in municipal finances and a favorable balance of supply and demand in the market. Lower-quality bonds performed particularly well amid investors’ search for yield.

Virginia’s economy remains robust, highlighted by low unemployment and solid gross domestic product growth. In addition, general revenues came in ahead of the budgeted level for the 2019 fiscal year. However, the state’s municipal market underperformed the national indexes largely a result of its lower interest-rate sensitivity and higher average credit quality.

At a time of strong returns for the overall market, the Trust’s use of leverage aided performance by amplifying price gains and enhancing portfolio income. Holdings in longer-dated securities with maturities of greater than 20 years generated the largest gains, as longer-term bonds outpaced short-term issues by a wide margin. The Trust further benefited from its positions in tax-backed local and health care sectors.

The Trust sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy had an adverse impact on returns. The trend of net negative issuance exacerbated reinvestment risk as the proceeds from bonds that matured or were called needed to be reinvested at lower prevailing yields compared to bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2019 (continued)	BlackRock Virginia Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	08/31/19	08/31/18	Change	High	Low
Market Price	$16.54	$16.56	(0.12)%	$19.75	$13.67
Net Asset Value	15.64	14.97	4.48	15.65	14.48

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	08/31/19	08/31/18
Health	28%	28%
Transportation	27	33
County/City/Special District/School District	18	16
Education	12	12
Utilities	5	—
Housing	4	6
State	3	1
Tobacco	3	3
Corporate	—	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	9%
2020	15
2021	5
2022	11
2023	6

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	08/31/19	08/31/18
AAA/Aaa	12%	7%
AA/Aa	38	39
A	8	11
BBB/Baa	5	4
BB/Ba	1	2
B/B	3	—
B	—	3
C	1	—
N/R(b)	32	34

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2019 and August 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents each 9% of the Trust’s total investments.

TRUST SUMMARY	19

Schedule of Investments August 31, 2019	BlackRock Maryland Municipal Bond Trust (BZM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 137.8%

California — 1.6%

Tobacco — 1.6%
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.00%, 06/01/47	$500	$512,975

Maryland — 131.1%

Corporate — 1.0%
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 09/01/25	320	329,466

County/City/Special District/School District — 24.0%
City of Baltimore Maryland, Refunding RB:
Convention Center Hotel, 5.00%, 09/01/46	750	861,727
East Baltimore Research Park, Series A, 5.00%, 09/01/38	250	276,580
County of Anne Arundel Maryland, GOL, 5.00%, 10/01/43	1,745	2,180,814
County of Anne Arundel Maryland Consolidated, Refunding, Special Tax, Villages of Dorchester and Farmington Project, 5.00%, 07/01/32	500	567,015
County of Anne Arundel Maryland Consolidated, RB, Special Taxing District, Villages at Two Rivers Project, 5.25%, 07/01/44	250	261,297
County of Frederick Maryland, RB, Jefferson Technology Park Project, Series B, 7.13%, 07/01/43(a)	250	259,468
County of Howard Maryland, Tax Allocation Bonds:
Annapolis Junction Town Center Project, 6.10%, 02/15/44	250	265,392
Downtown Columbia Project, Series A, 4.50%, 02/15/47(a)	500	531,595
County of Prince George’s Maryland:
Special Obligation, Remarketing, National Harbor Project, 5.20%, 07/01/34	1,289	1,290,573
Tax Allocation Bonds, Westphalia Town Center Project, 5.25%, 07/01/48(a)	300	335,307
Washington Suburban Sanitary Commission, GO, Consolidated Public Improvement Bonds, Second Series, 4.00%, 06/01/41	875	973,245

		7,803,013

Education — 22.4%
County of Anne Arundel Maryland, Refunding RB, Maryland Economic Development, Anne Arundel Community College Project, 3.25%, 09/01/28	360	377,881
Maryland EDC, Refunding RB:
Towson University Project, 5.00%, 07/01/37	500	525,075
University of Maryland College Park Project (AGM), 5.00%, 06/01/43	1,350	1,623,159
University of Maryland Project, 5.00%, 07/01/39	500	553,870
University Village at Sheppard Pratt, 5.00%, 07/01/33	1,000	1,058,370
Maryland Health & Higher Educational Facilities Authority, RB, Patterson Park Public Charter School Issue, Series A, 6.00%, 07/01/40	500	500,095
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Goucher College, Series A, 5.00%, 07/01/34	1,000	1,085,500
Johns Hopkins University Project, Series A, 4.00%, 07/01/37	10	10,654
Loyola University Maryland, Series A, 5.00%, 10/01/39	900	985,716
Maryland Institute College of Art, 5.00%, 06/01/29	500	542,760

		7,263,080

Health — 45.2%
City of Gaithersburg Maryland, Refunding RB, Asbury Maryland Obligation, Series B, 6.00%, 01/01/23	250	253,333
City of Rockville Maryland, RB, Ingleside at King Farm Project, Series B, 5.00%, 11/01/42	500	560,155

Security	Par (000)	Value

Health (continued)
County of Montgomery Maryland, RB, Trinity Health Credit Group:
4.00%, 12/01/44	$750	$813,682
5.00%, 12/01/45	750	895,755
County of Montgomery Maryland, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/40	1,000	1,071,770
Maryland Health & Higher Educational Facilities Authority, RB:
Ascension Health Alliance, Series B, 5.00%, 11/15/51	1,000	1,068,860
Medstar Health Issue, Series A, 5.00%, 05/15/42	160	191,310
Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	250	302,617
University of Maryland Medical System Issue, 4.00%, 07/01/48	300	335,505
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Anne Arundel Health System, 4.00%, 07/01/39	100	106,893
Charlestown Community Project, 6.25%, 01/01/21(b)	1,000	1,067,170
Charlestown Community, Series A, 5.00%, 01/01/45	500	592,415
Frederick Memorial Hospital, Series A, 4.00%, 07/01/38	1,250	1,305,000
LifeBridge Health Issue, 5.00%, 07/01/34	510	625,291
Lifebridge Health Issue, 4.13%, 07/01/47	500	546,035
Medstar Health, Inc., 5.00%, 08/15/42	1,000	1,157,880
Meritus Medical Center Issue, 5.00%, 07/01/40	1,000	1,147,340
Peninsula Regional Medical Center, 5.00%, 07/01/45	700	792,456
University of Maryland, 5.00%, 07/01/35	200	236,182
University of Maryland, 4.00%, 07/01/41	500	545,925
University of Maryland Medical System, Series A, 5.00%, 07/01/43	1,000	1,084,950

		14,700,524

Housing — 17.0%
County of Howard Maryland Housing Commission, RB, M/F Housing:
Woodfield Oxford Square Apartments, 5.00%, 12/01/42	500	599,515
Columbia Commons Apartments, Series A, 5.00%, 06/01/44	550	605,275
Gateway Village Apartments, 4.00%, 06/01/46	500	533,145
County of Montgomery Housing Opportunites Commission, Refunding RB, S/F Housing, Series C, AMT, 3.30%, 07/01/39	500	512,835
Maryland Community Development Administration, HRB, M/F Housing, Series A, 4.05%, 07/01/42	1,220	1,251,098
Maryland Community Development Administration, RB:
M/F Housing, 3.70%, 07/01/35	500	528,230
S/F Housing, Residential, Series A, 3.85%, 09/01/42	295	317,794
Maryland Community Development Administration, Refunding RB, S/F Housing:
Series A, 4.10%, 09/01/38	100	110,904
Series B, 3.35%, 09/01/42	1,000	1,046,370

		5,505,166

Transportation — 12.3%
Maryland EDC, ARB, AMT, Seagirt Marine Terminal Project, 5.00%, 06/01/49	250	299,025
Maryland EDC, RB,(b):
Term Project, Series B, 5.75%, 06/01/20	500	517,010
Transportation Facilities Project, Series A, 5.75%, 06/01/20	500	516,995
Maryland EDC, Refunding RB, Transportation Facilities Project, Series A, 5.00%, 06/01/35	100	122,170
Maryland State Transportation Authority, RB, Baltimore/Washington International Thurgood Marshall Airport Project, Series A, AMT, 4.00%, 06/01/29	1,925	2,059,500
Maryland State Transportation Authority, Refunding RB, Baltimore/Washington International Thurgood Marshall Airport Project, Series B, AMT, 5.00%, 03/01/23	445	485,588

		4,000,288

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Maryland Municipal Bond Trust (BZM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities — 9.2%
City of Baltimore Maryland, RB:
Sub-Water Projects, Series A, 5.00%, 07/01/41	$100	$121,345
Sub-Water Projects, Series A, 5.00%, 07/01/46	495	596,000
Wastewater Project, Series C, 5.00%, 07/01/38	1,000	1,144,970
Water Project, Series A, 5.00%, 07/01/43	1,000	1,137,350

		2,999,665

Total Municipal Bonds in Maryland		42,601,202

Puerto Rico — 5.1%

State — 3.4%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
Series A-1, 4.75%, 07/01/53	107	109,589
Series A-1, 5.00%, 07/01/58	629	655,380
Series A-2, 4.33%, 07/01/40	175	177,686
Series A-2, 4.78%, 07/01/58	157	161,117

		1,103,772

Tobacco — 0.6%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	200	203,086

Utilities — 1.1%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A, 5.00%, 07/01/33	200	208,424
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 07/01/38	160	162,333

		370,757

Total Municipal Bonds — 137.8% (Cost — $42,003,853)		44,791,792

Municipal Bonds Transferred to Tender Option Bond Trusts(c)

District of Columbia — 7.8%

Transportation — 7.8%
Washington Metropolitan Area Transit Authority, RB, Series B, 5.00%, 07/01/42	2,045	2,522,083

Maryland — 10.4%

County/City/Special District/School District — 5.7%
State of Maryland Stadium Authority, RB, Construction and Revitalization Program, 5.00%, 05/01/42	1,500	1,841,911

Security	Par (000)	Value

Utilities — 4.7%
City of Baltimore Maryland, RB, Wastewater Project, Series A, 5.00%, 07/01/46	$1,269	$1,534,446

Total Municipal Bonds Transferred to Tender Option Bond Trusts in Maryland		3,376,357

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 18.2% (Cost — $5,390,342)		5,898,440

Total Long-Term Investments — 156.0% (Cost — $47,394,195)		50,690,232

	Shares

Short-Term Securities — 1.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.2%(d)(e)	399,228	399,268

Total Short-Term Securities — 1.2% (Cost — $399,308)		399,268

Total Investments — 157.2% (Cost — $47,793,503)		51,089,500

Other Assets Less Liabilities — 1.1%		360,737

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (9.3)%		(3,009,070)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (49.0)%		(15,940,403)

Net Assets Applicable to Common Shares — 100.0%		$32,500,764

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(d)	Annualized 7-day yield as of period end.

(e)

During the year ended August 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	273,831	125,397	399,228	$399,268	$13,120	$117	$(40)

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) August 31, 2019	BlackRock Maryland Municipal Bond Trust (BZM)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	4	12/19/19	$527	$(538)
Long U.S. Treasury Bond	8	12/19/19	1,322	(4,838)
5-Year U.S. Treasury Note	4	12/31/19	480	(522)

				$(5,898)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$5,898	$—	$5,898

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Future contracts	$—	$—	$—	$—	$(355,065)	$—	$(355,065)

Net Change in Unrealized Appreciation (Depreciation) on:
Future contracts	$—	$—	$—	$—	$(10,507)	$—	$(10,507)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$2,813,420

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$50,690,232	$—	$50,690,232
Short-Term Securities	399,268	—	—	399,268

	$399,268	$50,690,232	$—	$51,089,500

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(5,898)	$—	$—	$(5,898)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Maryland Municipal Bond Trust (BZM)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(2,999,064)	$—	$(2,999,064)
VRDP Shares at Liquidation Value	—	(16,000,000)	—	(16,000,000)

	$—	$(18,999,064)	$—	$(18,999,064)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments August 31, 2019	BlackRock Massachusetts Tax-Exempt Trust (MHE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 147.2%

California — 3.1%

Tobacco — 3.1%
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.00%, 06/01/47	$535	$548,883
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 5.13%, 06/01/46	500	500,695

Total Municipal Bonds in California		1,049,578

Massachusetts — 138.7%

County/City/Special District/School District — 3.3%
Town of Holyoke Massachusetts, GO, Refunding, 5.00%, 09/01/26	1,000	1,118,080

Education — 58.3%
Massachusetts Development Finance Agency, RB, :
Emerson College Issue, Series A, 5.00%, 01/01/47	1,000	1,174,590
Emerson College Issue, Series A, 5.25%, 01/01/42	500	601,900
Foxborough Regional Charter School, Series A, 7.00%, 07/01/20(a)	250	262,273
Merrimack College, 5.00%, 07/01/47	550	618,101
Mount Holyoke College, Series B, 5.00%, 07/01/41	500	530,605
UMass Boston Student Housing Project, 5.00%, 10/01/48	1,000	1,136,140
UMass Darthmouth Student Housing Project, 5.00%, 10/01/48	200	233,320
Wellesley College, Series J, 5.00%, 07/01/42	1,950	2,141,919
Wentworth Institute Technology, 5.00%, 10/01/46	500	578,675
WGBH Educational Foundation, Series A (AMBAC), 5.75%, 01/01/42	650	1,006,382
Massachusetts Development Finance Agency, Refunding RB, :
Boston University, Series P, 5.45%, 05/15/59	1,500	1,976,715
Emerson College, Series A, 5.00%, 01/01/20(a)	185	187,394
Emerson College, Series A, 5.00%, 01/01/20(a)	15	15,194
Emmanuel College Issue, Series A, 5.00%, 10/01/35	250	291,692
Foxborough Regional Charter School Issue, 5.00%, 07/01/37	150	173,417
International Charter School, 5.00%, 04/15/40	1,000	1,098,480
Suffolk University, 4.00%, 07/01/39	500	548,130
Trustees of Deerfield Academy, 5.00%, 10/01/40	1,675	1,739,588
Western New England University, 5.00%, 09/01/43	500	601,100
Wellesley College Issue, Series L, 4.00%, 07/01/44	250	287,475
Massachusetts Educational Financing Authority, RB, Education Loan, Issue I, AMT, 5.00%, 01/01/27	1,000	1,169,210
Massachusetts Educational Financing Authority, Refunding RB, Issue J, AMT, 3.50%, 07/01/33	180	185,805
Massachusetts Health & Educational Facilities Authority, RB, Berklee College of Music, Inc., Series A, 5.00%, 10/01/37	70	70,205
Massachusetts Health & Educational Facilities Authority, Refunding RB, :
Springfield College, 5.63%, 10/15/19(a)	500	502,620
Tufts University, Series M, 5.50%, 02/15/27	1,000	1,300,400
Northeastern University, Series T-2, 5.00%, 10/01/32	500	556,250
University of Massachusetts Building Authority, RB, Senior-Series 2, 5.00%, 11/01/39	500	552,700

		19,540,280

Health — 21.3%
Massachusetts Development Finance Agency, Refunding RB, :
Atrius Health Issue, Series A, 5.00%, 06/01/39	250	305,910
Atrius Health Issue, Series A, 4.00%, 06/01/49	250	274,115
New Bridge Charles, Inc., 4.13%, 10/01/42(b)	550	582,620
Carleton-Willard Village, 5.63%, 12/01/30	500	504,725
Boston Medical Center, Series E, 4.00%, 07/01/38	500	536,405
Partners Healthcare, Series L, 5.00%, 07/01/21(a)	995	1,066,630

Security	Par (000)	Value

Health (continued)
Partners Healthcare, Series L, 5.00%, 07/01/36	$5	$5,329
Series A, 5.00%, 07/01/44	250	303,590
Massachusetts Health & Educational Facilities Authority, RB, :
Cape Cod Healthcare Obligated Group, Series D (AGC), 5.00%, 11/15/19(a)	900	907,074
Children’s Hospital, Series M, 5.25%, 12/01/19(a)	600	606,126
Children’s Hospital, Series M, 5.50%, 12/01/19(a)	500	505,420
Southcoast Health Obligation Group, Series D, 5.00%, 07/01/39	500	501,645
Massachusetts Health & Educational Facilities Authority, Refunding RB, Winchester Hospital, Series H, 5.25%, 07/01/20(a)	1,000	1,034,170

		7,133,759

Housing — 5.9%
Massachusetts HFA, RB, M/F Housing, Series A:
3.80%, 12/01/43	500	536,270
(FHA), 5.25%, 12/01/35	185	190,076
Massachusetts HFA, Refunding RB, AMT, :
Series C, 5.00%, 12/01/30	135	136,604
Series C, 5.35%, 12/01/42	545	554,968
Series A, 4.50%, 12/01/47	500	541,250

		1,959,168

State — 26.1%
Commonwealth of Massachusetts, GO, :
Series G, 4.00%, 09/01/42	1,000	1,110,560
Series C, 5.00%, 07/01/45	1,000	1,185,860
Massachusetts Bay Transportation Authority, Refunding RB, :
Senior Series A, 5.25%, 07/01/29	730	994,180
Sub-Series A-2, 5.00%, 07/01/45	2,100	2,584,785
Massachusetts School Building Authority, RB, :
Dedicated Sales Tax, Senior Series A, 5.00%, 05/15/43	500	565,210
Series B, 5.00%, 10/15/41	1,000	1,077,750
Massachusetts State College Building Authority, Refunding RB, Series B (Syncora), 5.50%, 05/01/39	825	1,214,936

		8,733,281

Transportation — 23.8%
Commonwealth of Massachusetts, Refunding RB, Series A, 5.00%, 06/01/21(a)	500	534,365
Commonwealth of Massachusetts, RB, Series A, 5.00%, 06/15/22(a)	1,000	1,109,050
Massachusetts Department of Transportation, Refunding RB, Senior Series B:
5.00%, 01/01/32	1,120	1,133,194
5.00%, 01/01/37	1,000	1,011,660
Massachusetts Port Authority, RB, AMT, :
Series A, 5.00%, 07/01/42	1,000	1,084,190
Series B, 5.00%, 07/01/45	1,750	2,036,772
Metropolitan Boston Transit Parking Corp., Refunding RB, 5.25%, 07/01/36	1,000	1,066,300

		7,975,531

Puerto Rico — 5.4%

State — 3.6%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured, :
Series A-2, 4.33%, 07/01/40	150	152,302
Series A-1, 4.75%, 07/01/53	113	115,735
Series A-1, 5.00%, 07/01/58	747	778,329
Series A-2, 4.78%, 07/01/58	168	172,405

		1,218,771

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Massachusetts Tax-Exempt Trust (MHE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tobacco — 0.7%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	$215	$218,318

Utilities — 1.1%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	115	119,844
5.13%, 07/01/37	75	78,260
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 07/01/38	170	172,479

		370,583

Total Municipal Bonds — 147.2% (Cost — $44,967,098)		49,317,349

Municipal Bonds Transferred to Tender Option Bond Trusts(c)

Massachusetts — 15.4%

Education — 10.5%
Massachusetts Development Finance Agency, RB, Worcester Polytechnic Institute, 4.00%, 09/01/49	1,006	1,061,303
Massachusetts School Building Authority, RB, Senior Series B, 5.00%, 11/15/46(d)	2,000	2,435,960

		3,497,263

Health — 1.5%
Massachusetts Development Finance Agency, Refunding RB, Partners Healthcare System, 4.00%, 07/01/35	430	497,480

State — 3.4%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46	1,001	1,144,200

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 15.4% (Cost — $4,809,028)		5,138,943

Total Long-Term Investments — 162.6% (Cost — $49,776,126)		54,456,292

Shares		Value

Short-Term Securities — 0.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.2%(e)(f)	76,210	$76,217

Total Short-Term Securities — 0.2% (Cost — $76,220)		76,217

Total Investments — 162.8% (Cost — $49,852,346)		54,532,509

Other Assets Less Liabilities — 1.4%		468,652

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (9.4)%		(3,154,062)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (54.8)%		(18,345,944)

Net Assets Applicable to Common Shares — 100.0%		$33,501,155

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(d)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expires on November 15, 2024, is $1,551,389. See Note 4 of the Notes to Financial Statements for details.

(e)	Annualized 7-day yield as of period end.

(f)

During the year ended August 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	427,577	(351,367)	76,210	$76,217	$6,841	$298	$(3)

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) August 31, 2019	BlackRock Massachusetts Tax-Exempt Trust (MHE)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	5	12/19/19	$659	$(641)
Long U.S. Treasury Bond	8	12/19/19	1,322	(4,838)
5-Year U.S. Treasury Note	3	12/31/19	360	(374)

				$(5,853)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$5,853	$—	$5,853

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Future contracts	$—	$—	$—	$—	$(344,651)	$—	$(344,651)

Net Change in Unrealized Appreciation (Depreciation) on:
Future contracts	$—	$—	$—	$—	$(9,885)	$—	$(9,885)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$2,717,779

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$54,456,292	$—	$54,456,292
Short-Term Securities	76,217	—	—	76,217

	$76,217	$54,456,292	$—	$54,532,509

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(5,853)	$—	$—	$(5,853)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Massachusetts Tax-Exempt Trust (MHE)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(3,136,631)	$—	$(3,136,631)
VRDP Shares at Liquidation Value	—	(18,500,000)	—	(18,500,000)

	$—	$(21,636,631)	$—	$(21,636,631)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments August 31, 2019	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 138.8%

New York — 135.9%

Corporate — 2.6%
City of New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 07/01/28	$820	$889,946
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	8,445	11,701,645

		12,591,591

County/City/Special District/School District — 31.3%
City of New York, GO, Refunding, :
Fiscal 2012, Series I, 5.00%, 08/01/32	490	542,719
Fiscal 2014, Series E, 5.00%, 08/01/32	2,000	2,285,300
Series E, 5.50%, 08/01/25	2,710	3,165,795
Series E, 5.00%, 08/01/30	2,000	2,254,600
City of New York, GO, :
Series A-1, 5.00%, 08/01/35	2,350	2,514,547
Sub-Series D-1, 5.00%, 10/01/33	4,175	4,496,976
Sub-Series D-1, Fiscal 2014, 5.00%, 08/01/31	945	1,080,967
Sub-Series F-1, 5.00%, 04/01/43	4,550	5,666,797
City of New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B (AGM)(a):
0.00%, 11/15/55	2,485	832,525
0.00%, 11/15/56	3,765	1,206,231
City of New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/40	6,150	7,354,600
5.00%, 11/15/45	12,215	14,539,637
City of New York Industrial Development Agency, RB, PILOT, :
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/39(a)	1,380	796,232
Queens Baseball Stadium (AGC), 6.38%, 01/01/39	800	802,672
Queens Baseball Stadium (AMBAC), 5.00%, 01/01/31	3,500	3,509,030
Queens Baseball Stadium (AMBAC), 5.00%, 01/01/36	6,150	6,164,883
Yankee Stadium Project (NPFGC), 5.00%, 03/01/36	2,200	2,205,720
Yankee Stadium Project (NPFGC), 5.00%, 03/01/46	9,500	9,576,190
City of New York Transitional Finance Authority Future Tax Secured, RB, :
Fiscal 2014, Sub-Series A-1, 5.00%, 11/01/38	950	1,082,516
Fiscal 2014, Sub-Series B-1, 5.00%, 11/01/36	1,690	1,961,177
Fiscal 2016, Sub-Series B-1, 5.00%, 11/01/38	1,455	1,745,272
Future Tax Secured Subordinate Bonds, SubSeries A-1, 5.00%, 08/01/40	860	1,075,043
Future Tax Secured, Sub-Series A-3, 4.00%, 08/01/43	2,790	3,122,429
Future Tax Secured, Sub-Series E-1, 5.00%, 02/01/39	2,730	3,348,072
Future Tax Secured, Sub-Series E-1, 5.00%, 02/01/43	2,510	3,067,521
Future Tax Secured, Sub-Series F-1, 5.00%, 05/01/42	8,825	10,833,129
Series A-2, 5.00%, 08/01/38	3,440	4,255,899
Sub-Series B-1, 5.00%, 11/01/35	2,100	2,440,137
County of Nassau New York, GO, Series A, 5.00%, 01/15/31	1,400	1,734,166
County of Nassau New York, GO, Refunding, Series C, 5.00%, 10/01/31	1,980	2,486,583
County of Nassau New York, GOL, General Improvement Bonds, Series B (AGM), 5.00%, 07/01/45	1,815	2,254,666
Hudson Yards Infrastructure Corp., Refunding RB, Series A:
5.00%, 02/15/39	2,285	2,795,857
5.00%, 02/15/42	5,975	7,284,660
4.00%, 02/15/44	2,230	2,503,889
Metropolitan Transportation Authority, Refunding RB, :
Dedicated Tax Fund, Sub-Series B-1, 5.00%, 11/15/31	4,000	4,619,800
Green Bond, SubSeries B-1, 5.00%, 11/15/51	2,360	2,862,680
Green Bonds, Climate Bond Certified, Sub-Series B-2, 4.00%, 11/15/34	2,500	2,892,275

Security	Par (000)	Value

County/City/Special District/School District (continued)
New York Convention Center Development Corp., RB, Hotel Unit Fee Secured, Series B,(a):
CAB, Sub Lien, 0.00%, 11/15/32	$565	$404,314
0.00%, 11/15/42	2,185	1,054,831
0.00%, 11/15/47	5,600	2,307,872
0.00%, 11/15/48	2,665	1,096,168
New York Liberty Development Corp., Refunding RB, World Trade Center Project, :
4, 5.00%, 11/15/31	1,710	1,845,312
4, 5.00%, 11/15/44	4,000	4,290,240
7 Class 1, 4.00%, 09/15/35	885	933,896
7 Class 2, 5.00%, 09/15/43	3,430	3,721,996
5.75%, 11/15/51	1,755	1,925,305

		148,941,126

Education — 21.9%
Albany Capital Resource Corp., Refunding RB, Albany College of Pharmacy and Health Sciences, Series A:
5.00%, 12/01/30	250	290,825
5.00%, 12/01/32	100	115,948
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/20(b)	4,975	5,170,269
Build NYC Resource Corp., Refunding RB, :
City University Queens College, Series A, 5.00%, 06/01/43	450	517,968
Manhattan College Project, 4.00%, 08/01/42	525	576,985
Manhattan College Project, 5.00%, 08/01/47	505	608,495
City of Albany New York Capital Resource Corp., Refunding RB, Albany College of Pharmacy and Health Sciences, Series A, 4.00%, 12/01/34	110	119,719
City of New York Trust for Cultural Resources, Refunding RB, Series A, :
American Museum of Natural History, 5.00%, 07/01/37	1,775	2,060,012
American Museum of Natural History, 5.00%, 07/01/41	750	865,567
Carnegie Hall, 4.75%, 12/01/39	3,150	3,176,271
Carnegie Hall, 5.00%, 12/01/39	1,850	1,864,097
Wildlife Conservation Society, 5.00%, 08/01/42	2,840	3,199,487
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 09/01/40	5,535	5,720,312
Counties of Buffalo & Erie New York Industrial Development Agency, RB, City School District of Buffalo Project, Series A, 5.25%, 05/01/31	1,000	1,069,600
Counties of Buffalo & Erie New York Industrial Development Agency, Refunding RB, City School District of Buffalo Project, 5.00%, 05/01/28	1,685	2,069,517
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing Corp. Project, Series A, 5.38%, 10/01/41	1,000	1,055,140
County of Dutchess New York Local Development Corp., RB, Marist College Project:
5.00%, 07/01/43	570	706,749
5.00%, 07/01/48	855	1,053,916
County of Dutchess New York Local Development Corp., Refunding RB, :
Nuvance Health Issue, Series B, 4.00%, 07/01/49	400	449,984
Vassar College Project, 5.00%, 07/01/42	985	1,203,631
Vassar College Project, 4.00%, 07/01/46	1,865	2,057,766
County of Madison New York Capital Resource Corp., RB, Colgate University Project, Series B:
5.00%, 07/01/40	685	814,753
5.00%, 07/01/43	2,480	2,942,446

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A:
5.00%, 07/01/23(b)	$1,240	$1,430,762
4.00%, 07/01/39	350	391,454
County of Onondaga New York, RB, Syracuse University Project:
5.00%, 12/01/29	1,135	1,235,243
5.00%, 12/01/36	1,100	1,189,793
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 07/01/37	715	775,775
5.00%, 07/01/42	445	480,903
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project:
6.00%, 09/01/34	300	324,846
5.38%, 09/01/41	125	133,248
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM)(b):
5.25%, 01/01/21	700	739,620
5.50%, 01/01/21	500	529,940
County of Tompkins New York Industrial Development Agency, RB, Civic Facility Cornell University Project, Series A, 5.00%, 07/01/37	500	516,220
Dobbs Ferry Local Development Corp., RB, Mercy College Project, 5.00%, 07/01/39	750	855,457
State of New York Dormitory Authority, RB, :
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	1,770	1,882,395
Fordham University, Series A, 5.00%, 07/01/21(b)	175	187,229
Fordham University, Series A, 5.50%, 07/01/21(b)	1,375	1,483,460
New School (AGM), 5.50%, 07/01/20(b)	3,265	3,381,887
New York University, Series 1 (AMBAC), 5.50%, 07/01/40	3,500	5,138,175
New York University, Series B, 5.00%, 07/01/42	3,000	3,300,720
State University Dormitory Facilities, Series A, 5.00%, 07/01/35	750	773,715
State University Dormitory Facilities, Series A, 5.00%, 07/01/40	1,500	1,545,300
State University Dormitory Facilities, Series A, 5.00%, 07/01/41	1,500	1,596,720
State of New York Dormitory Authority, Refunding RB, :
3rd General Resolution, State University Educational Facilities Issue, Series A, 5.00%, 05/15/29	1,000	1,101,520
Barnard College, Series A, 5.00%, 07/01/34	900	1,076,688
Barnard College, Series A, 4.00%, 07/01/37	510	566,350
Barnard College, Series A, 5.00%, 07/01/43	1,520	1,802,097
Cornell University, Series A, 5.00%, 07/01/40	1,000	1,032,130
Fordham University, 5.00%, 07/01/44	1,900	2,195,982
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/35	1,030	1,213,082
New York University, Series A, 5.00%, 07/01/31	3,000	3,333,210
New York University, Series A, 5.00%, 07/01/37	4,180	4,621,408
Rochester Institute of Technology, 5.00%, 07/01/42	750	820,560
St. John’s University, Series A, 5.00%, 07/01/37	2,005	2,366,080
State University Dormitory Facilities, Series A, 5.25%, 07/01/31	4,755	5,457,313
State University Dormitory Facilities, Series A, 5.25%, 07/01/32	6,435	7,375,475
State University Dormitory Facilities, Series A, 5.00%, 07/01/42	1,490	1,634,947
State University Dormitory Facilities, Series A, 5.00%, 07/01/46	1,540	1,896,217
State University Dormitory Facilities, Series B, 5.00%, 07/01/33	860	1,029,661

Security	Par (000)	Value

Education (continued)
Town of Hempstead New York Local Development Corp., Refunding RB, Hofstra University Project, 5.00%, 07/01/47	$1,030	$1,243,313

		104,368,352

Health — 8.7%
City of New York Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 02/15/30	1,800	1,831,806
County of Dutchess New York Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC), 5.50%, 10/01/20(b)	500	521,155
County of Dutchess New York Local Development Corp., RB, Health Quest Systems, Inc., Series B, 4.00%, 07/01/41	4,495	4,921,216
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project:
4.00%, 12/01/41	500	548,655
5.00%, 12/01/46	800	947,456
Series A, 5.00%, 12/01/37	1,180	1,298,496
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 08/15/40	5,925	6,253,364
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 07/01/32	460	529,230
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/30	1,340	1,433,478
State of New York Dormitory Authority, RB, :
New York University Hospitals Center, Series A, 5.75%, 07/01/20(b)	2,680	2,785,485
New York University Hospitals Center, Series A, 6.00%, 07/01/20(b)	1,800	1,874,538
North Shore-Long Island Jewish Obligated Group, Series C, 4.25%, 05/01/39	1,000	1,062,940
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 05/01/39	685	726,915
State of New York Dormitory Authority, Refunding RB, :
Catholic Health System Obligation, 4.00%, 07/01/45	620	687,375
Memorial Sloan-Kettering Cancer Center, Series 1, 5.00%, 07/01/42	2,200	2,677,554
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(b)	2,000	2,132,860
North Shore-Long Island Jewish Obligated Group, Series A, 5.25%, 05/01/21(b)	7,375	7,897,371
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/32	2,645	3,151,491

		41,281,385

Housing — 6.8%
City of New York Housing Development Corp., RB, M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 07/01/32	6,505	7,350,195
5.00%, 07/01/33	1,375	1,540,014
City of New York Housing Development Corp., Refunding RB, M/F Housing, :
8 Spruce Street, Class F, 4.50%, 02/15/48	1,075	1,141,951
Sustainable Neighborhood, Series B1-A, 3.65%, 11/01/49	1,040	1,100,871
Sustainable Neighborhood, Series B1-A, 3.75%, 11/01/54	1,435	1,529,538
City of Yonkers New York Industrial Development Agency, RB, Monastery Manor Associates LP Project, Series A, AMT (SONYMA), 5.25%, 04/01/37	2,000	2,004,700
State of New York HFA, RB, :
M/F Affordable Housing, Green Bond, Climate Bond Certified, Series D (SONYMA), 3.80%, 11/01/49	1,700	1,824,117

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) August 31, 2019	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housing (continued)
M/F Affordable Housing, Series B (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 11/01/42	$845	$914,307
M/F Affordable Housing, Series E (SONYMA), 3.80%, 11/01/49	910	976,439
M/F Housing, Green Bonds, Series H, 4.15%, 11/01/43	1,375	1,514,342
M/F Housing, Green Bonds, Series H, 4.20%, 11/01/48	905	990,830
M/F Housing, St. Philip’s Housing, Series A, AMT, 4.65%, 11/15/38	1,000	1,008,990
State of New York Mortgage Agency, Refunding RB, :
S/F Housing, Series 194, AMT, 3.80%, 04/01/28	3,140	3,318,007
S/F Housing, Series 213, 4.20%, 10/01/43	1,910	2,126,632
S/F Housing, Series 217, 3.80%, 04/01/45	895	953,980
Series 190, 3.80%, 10/01/40	2,880	3,001,421
Series 218, AMT, 3.60%, 04/01/33	905	971,454
Series 218, AMT, 3.85%, 04/01/38	325	348,696

		32,616,484

State — 11.9%
City of New York Transitional Finance Authority, BARB, Series S-3, 5.25%, 07/15/36	1,600	2,052,304
City of New York Transitional Finance Authority Building Aid Revenue, Refunding RB, Series S-3, 4.00%, 07/15/38	5,045	5,775,163
Metropolitan Transportation Authority, RB, Green Bonds, Series A, 5.00%, 11/15/42	3,500	4,302,620
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 4.00%, 10/15/32	2,070	2,339,307
State of New York Dormitory Authority, RB, :
Bid Group 2, Series A, 5.00%, 03/15/38	1,000	1,227,200
General Purpose, Series A, 5.00%, 02/15/36	4,500	5,047,830
General Purpose, Series B, 5.00%, 03/15/37	3,000	3,269,460
Group B, State Sales Tax, Series A, 5.00%, 03/15/39	1,465	1,797,994
Group C, Sales Tax, Series A, 5.00%, 03/15/41	7,125	8,735,820
Series A, 5.00%, 02/15/42	7,500	9,119,550
Series B, 5.00%, 03/15/37	1,500	1,807,515
Series B, 5.00%, 03/15/42	4,600	4,991,184
State Personal Income Tax, Series A, 5.00%, 02/15/43	495	550,895
State of New York Dormitory Authority, Refunding RB, :
Group 3, Series E, 5.00%, 03/15/41	2,800	3,500,336
Series C, 5.00%, 03/15/38	100	125,642
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 03/15/32	2,000	2,260,620

		56,903,440

Tobacco — 2.5%
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through, :
Series A, 5.00%, 06/01/41	400	442,832
Series A-2B, 5.00%, 06/01/45	2,010	2,163,725
Series A-2B, 5.00%, 06/01/51	765	826,001
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 4.75%, 06/01/39	1,875	1,947,862
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed:
5.25%, 05/15/34	1,495	1,626,844
5.25%, 05/15/40	1,500	1,621,455
TSASC, Inc., Refunding RB, Series A:
5.00%, 06/01/32	295	352,475
5.00%, 06/01/35	260	306,543
Westchester New York Tobacco Asset Securitization Corp., Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 06/01/42	2,425	2,547,099

		11,834,836

Security	Par (000)	Value

Transportation — 34.3%
Buffalo & Fort Erie Public Bridge Authority, RB:
5.00%, 01/01/47	$750	$889,493
Toll Bridge System, 5.00%, 01/01/42	1,565	1,889,722
Metropolitan Transportation Authority, RB, :
Series A, 5.00%, 11/15/21(b)	1,000	1,088,410
Series A, 5.00%, 05/15/23(b)	3,000	3,446,130
Series A-1, 5.25%, 11/15/23(b)	3,240	3,819,960
Series B, 5.25%, 11/15/44	1,000	1,155,500
Series D, 5.25%, 11/15/21(b)	440	481,290
Series E, 5.00%, 11/15/38	8,750	9,935,450
Series E, 5.00%, 11/15/43	1,000	1,128,710
Sub-Series B, 5.00%, 11/15/23(b)	1,000	1,168,730
Green Bond, Climate Bond Certified, Sub-Series A-3 (AGM), 4.00%, 11/15/46	855	972,409
Green Bond, Series A1, 5.00%, 11/15/37	1,500	1,836,315
Green Bonds, Series A-1, 5.25%, 11/15/56	1,830	2,193,841
Green Bonds, Series A-1, 5.25%, 11/15/57	1,505	1,809,612
Series C-1, 5.00%, 11/15/36	1,845	2,244,904
Series D, 5.25%, 11/15/21(b)	1,560	1,706,390
Series D, 5.00%, 11/15/30	885	986,155
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	5,410	6,060,444
New York Liberty Development Corp., RB, World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	11,500	12,599,055
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
5.00%, 07/01/41	1,805	2,026,979
5.00%, 07/01/46	12,525	13,952,349
5.25%, 01/01/50	965	1,091,068
(AGM), 4.00%, 07/01/41	1,250	1,347,462
Niagara Frontier Transportation Authority, Refunding ARB, Buffalo Niagara International Airport, AMT:
5.00%, 04/01/34	100	124,112
5.00%, 04/01/35	90	111,359
5.00%, 04/01/36	95	117,210
5.00%, 04/01/37	55	67,648
5.00%, 04/01/38	55	67,508
5.00%, 04/01/39	80	97,950
Port Authority of New York & New Jersey, ARB, :
Consolidated, 163rd Series, 5.00%, 07/15/35	2,500	2,582,525
Consolidated, 183rd Series, 4.00%, 06/15/44	1,500	1,652,475
Special Project, JFK International Air Terminal LLC Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	16,205	16,940,383
Port Authority of New York & New Jersey, Refunding ARB, :
178th Series, AMT, 5.00%, 12/01/33	1,000	1,144,240
179th Series, 5.00%, 12/01/38	1,390	1,597,652
195th Series, AMT, 5.00%, 04/01/36	1,400	1,704,612
Consolidated, 177th Series, AMT, 4.00%, 01/15/43	285	302,300
Consolidated, 178th Series, AMT, 5.00%, 12/01/43	750	850,005
Consolidated, 206th Series, AMT, 5.00%, 11/15/42	2,375	2,926,617
Consolidated, 211th Series, 4.00%, 09/01/43	5,000	5,747,450
State of New York Thruway Authority, RB, Junior Lien, Series A:
5.00%, 01/01/41	1,770	2,116,566
5.25%, 01/01/56	1,080	1,279,746
State of New York Thruway Authority, Refunding RB, :
General, Series I, 5.00%, 01/01/37	3,770	4,077,783
General, Series I, 5.00%, 01/01/42	4,270	4,606,049
General, Series J, 5.00%, 01/01/41	5,000	5,721,600
General, Series K, 5.00%, 01/01/29	1,750	2,086,350
General, Series K, 5.00%, 01/01/31	1,000	1,188,730
Series L, 5.00%, 01/01/35	810	1,020,592
Triborough Bridge & Tunnel Authority, RB, Series B:
5.00%, 11/15/40	940	1,132,879
5.00%, 11/15/45	820	981,392

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Triborough Bridge & Tunnel Authority, Refunding RB, :
General, CAB, Series B, 0.00%, 11/15/32(a)	$7,670	$5,706,173
General, Remarketing, Series A, 5.00%, 11/15/36	1,000	1,114,910
General, Series A, 5.00%, 11/15/41	5,000	6,095,850
General, Series A, 5.25%, 11/15/45	1,280	1,532,902
General, Series A, 5.00%, 11/15/50	3,000	3,536,100
MTA Bridge and Tunnels, Series C, 5.00%, 11/15/37	870	1,106,031
Series B, 5.00%, 11/15/38	8,225	10,193,242

		163,361,319

Utilities — 15.9%
City of New York Municipal Water Finance Authority, RB, Water & Sewer System, 2nd General Resolution, Fiscal 2017, Series DD, 5.25%, 06/15/47	3,850	4,763,104
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, :
Fiscal 2010, Series FF, 5.00%, 06/15/31	1,500	1,542,405
Fiscal 2011, Series BB, 5.00%, 06/15/31	1,000	1,028,270
Fiscal 2011, Series GG, 5.00%, 06/15/21(b)	2,070	2,211,257
Fiscal 2015, Series HH, 5.00%, 06/15/39	2,250	2,684,857
City of New York Water & Sewer System, RB, Series DD-1, 4.00%, 06/15/49	1,135	1,283,685
City of New York Water & Sewer System, Refunding RB, :
2nd Generation Resolution, Fiscal 2018, Series FF, 5.00%, 06/15/40	2,000	2,501,680
Series EE, 5.00%, 06/15/40	4,290	5,345,898
County of Western Nassau New York Water Authority, RB, Series A, 5.00%, 04/01/40	1,065	1,250,140
Long Island Power Authority, RB:
5.00%, 09/01/35	1,000	1,277,580
5.00%, 09/01/37	3,175	4,023,138
General, 5.00%, 09/01/47	905	1,116,281
General, 5.00%, 09/01/36	825	1,032,323
General, Electric Systems, 5.00%, 09/01/42	280	345,663
General, Electric Systems, Series A (AGM), 5.00%, 05/01/21(b)	2,375	2,525,907
Long Island Power Authority, Refunding RB, Electric System, Series B:
5.00%, 09/01/41	475	576,018
5.00%, 09/01/46	660	796,237
State of New York Environmental Facilities Corp., RB, Series B, :
Revolving Funds, Green Bonds, 5.00%, 09/15/40	3,170	3,703,384
Subordinated SRF Bonds, 5.00%, 06/15/48	1,120	1,399,574
State of New York Environmental Facilities Corp., Refunding RB, :
Revolving Funds, New York City Municipal Water, Series B, 5.00%, 06/15/36	3,200	3,414,976
Series A, 5.00%, 06/15/40	1,545	1,859,377
Series A, 5.00%, 06/15/45	7,935	9,501,131
Subordinated SRF Bonds, 4.00%, 06/15/46	1,000	1,117,640
State of New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	2,580	2,783,330
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series TE, 5.00%, 12/15/41	15,490	17,722,264

		75,806,119

Total Municipal Bonds in New York		647,704,652

Guam — 0.2%

Utilities — 0.2%
Guam Power Authority, RB, Series A (AGM), 5.00%, 10/01/20(b)	1,175	1,223,939

Security	Par (000)	Value

Puerto Rico — 2.7%

State — 2.7%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured, :
Series A-1, 4.75%, 07/01/53	$508	$520,294
Series A-1, 5.00%, 07/01/58	2,876	2,996,619
Series A-2, 4.33%, 07/01/40	8,400	8,528,940
Series A-2, 4.78%, 07/01/58	730	749,141

Total Municipal Bonds in Puerto Rico		12,794,994

Total Municipal Bonds — 138.8% (Cost — $604,076,981)		661,723,585

Municipal Bonds Transferred to Tender Option Bond Trusts(c)

New York — 22.5%

County/City/Special District/School District — 2.9%
City of New York, GO, Sub-Series I-1, 5.00%, 03/01/36	2,500	2,897,200
City of New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	1,650	1,773,519
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(d):
5.75%, 02/15/21(b)	3,714	3,949,062
5.75%, 02/15/47	2,285	2,429,343
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 09/15/40	2,610	2,815,068

		13,864,192

Education — 1.5%
City of New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 08/01/33	1,981	2,251,281
State of New York Dormitory Authority, RB, State University Dormitory Facilities, New York University, Series A, 5.00%, 07/01/35	4,448	4,753,272

		7,004,553

Housing — 4.1%
City of New York Housing Development Corp., RB, M/F Housing, :
Series C1-A, 4.00%, 11/01/53	2,267	2,424,094
Sustainable Neighborhood Bonds, Series B1-A, 3.85%, 05/01/58	2,175	2,316,897
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.25%, 11/01/43	3,630	4,023,891
State of New York HFA, RB, M/F Affordable Housing, Green Bond, Climate Bond Certified, Series I, 4.05%, 11/01/48	4,543	4,943,988
State of New York HFA, Refunding RB, Series C (SONYMA, Fannie Mae), 3.85%, 11/01/39	2,267	2,487,963
State of New York Mortgage Agency, Refunding RB, S/F Housing, Series 192, 3.80%, 10/01/31	3,105	3,305,570

		19,502,403

State — 5.5%
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A:
5.00%, 10/15/31	7,380	8,742,717
4.00%, 10/15/32	6,000	6,780,600
State of New York Dormitory Authority, RB, :
Bid Group 2, Series A, 5.00%, 03/15/32	2,000	2,554,140
General Purpose, Series C, 5.00%, 03/15/41	2,500	2,650,825
State of New York Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/40(d)	2,950	3,704,067
State of New York Urban Development Corp., Refunding RB, State Personal Income Tax, Series A, 5.00%, 03/15/45	1,471	1,751,950

		26,184,299

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) August 31, 2019	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation — 5.2%
Port Authority of New York & New Jersey, Refunding ARB, :
Consolidated, Series 169th, 5.00%, 10/15/25	$8,005	$8,635,226
Series 194th, 5.25%, 10/15/55	3,405	4,108,575
Triborough Bridge & Tunnel Authority, Refunding RB, General, Series A, 5.00%, 11/15/46	10,000	12,094,200

		24,838,001

Utilities — 3.3%
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2011, Series HH, 5.00%, 06/15/32	7,151	7,642,840
City of New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2018, 5.00%, 06/15/38(d)	1,151	1,426,917
Utility Debt Securitization Authority, Refunding RB, Restructuring, :
Series A, 5.00%, 12/15/35	3,000	3,677,130
Series B, 4.00%, 12/15/35	2,600	2,976,740

		15,723,627

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 22.5% (Cost — $100,276,336)		107,117,075

Total Long-Term Investments — 161.3% (Cost — $704,353,317)		768,840,660

Security	Shares	Value

Short-Term Securities — 0.1%
BlackRock Liquidity Funds New York Money Fund Portfolio, 1.18%(e)(f)	343,108	$343,108

Total Short-Term Securities — 0.1% (Cost — $343,108)		343,108

Total Investments — 161.4% (Cost — $704,696,425)		769,183,768

Other Assets Less Liabilities — 1.4%		6,787,904

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (11.8)%		(56,159,923)

VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (51.0)%		(243,262,725)

Net Assets Applicable to Common Shares — 100.0%		$476,549,024

(a)	Zero-coupon bond.
(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(d)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between August 15, 2020 to September 15, 2026, is $5,827,650. See Note 4 of the Notes to Financial Statements for details.

(e)	Annualized 7-day yield as of period end.

(f)

During the year ended August 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds New York Money Fund Portfolio	—	343,108	343,108	$343,108	$22,921	$—	$—
BlackRock Liquidity Funds, MuniCash, Institutional Class(b)	2,683,498	(2,683,498)	—	—	4,507	49	(49)

				$343,108	$27,428	$49	$(49)

(a)	Includes net capital gain distributions, if applicable.
(b)	No longer held by the Trust as of period end

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	50	12/19/19	$6,586	$(6,722)
Long U.S. Treasury Bond	88	12/19/19	14,542	(53,221)
5-Year U.S. Treasury Note	68	12/31/19	8,158	(8,227)

				$(68,170)

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$68,170	$—	$68,170

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(4,539,926)	$—	$(4,539,926)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(118,321)	$—	$(118,321)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$39,477,602

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$768,840,660	$—	$768,840,660
Short-Term Securities	343,108	—	—	343,108

	$343,108	$768,840,660	$—	$769,183,768

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(68,170)	$—	$—	$(68,170)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(55,898,643)	$—	$(55,898,643)
VRDP Shares at Liquidation Value	—	(243,600,000)	—	(243,600,000)

	$—	$(299,498,643)	$—	$(299,498,643)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments August 31, 2019	BlackRock New York Municipal Bond Trust (BQH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 132.3%

New York — 127.0%

Corporate — 4.5%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 01/01/35(a)	$100	$111,948
City of New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 07/01/28	690	748,857
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	475	658,174
Niagara Area Development Corp., Refunding RB, Covanta Project, Series A, AMT, 4.75%, 11/01/42(a)	540	567,319

		2,086,298

County/City/Special District/School District — 31.6%
City of New York, GO:
Series D, 5.38%, 06/01/32	15	15,049
Sub-Series D-1, Fiscal 2014, 5.00%, 08/01/31	245	280,251
City of New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B (AGM), 0.00%, 11/15/55(b)	500	167,510
City of New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/40	1,110	1,327,416
5.00%, 11/15/45	670	797,508
City of New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/42(b)	500	255,045
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/45(b)	950	432,316
(AMBAC), 5.00%, 01/01/39	325	325,757
Queens Baseball Stadium (AGC), 6.38%, 01/01/39	100	100,334
Queens Baseball Stadium (AMBAC), 5.00%, 01/01/46	175	175,375
Yankee Stadium Project (NPFGC), 5.00%, 03/01/46	175	176,403
City of New York New York, GO, Sub-Series G-1, 5.00%, 04/01/29	250	274,525
City of New York New York Industrial Development Agency, RB, CAB, PILOT, Yankee Stadium Project, Series A (AGC)(b):
0.00%, 03/01/41	4,155	2,208,673
0.00%, 03/01/43	2,000	981,040
City of New York Transitional Finance Authority Future Tax Secured, RB:
Future Tax Secured, Sub-Series A-3, 4.00%, 08/01/43	265	296,575
Future Tax Secured, Sub-Series E-1, 5.00%, 02/01/39	255	312,732
Series A-2, 5.00%, 08/01/38	110	136,090
Sub-Series B-1, 5.00%, 11/01/35	200	232,394
Hudson Yards Infrastructure Corp., Refunding RB, Series A:
5.00%, 02/15/39	275	336,482
5.00%, 02/15/42	125	152,399
Metropolitan Transportation Authority, Refunding RB:
Green Bonds, Climate Bond Certified, Sub-Series B-2, 4.00%, 11/15/34	200	231,382
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 01/15/20(c)	1,250	1,271,200
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 01/15/20(c)	285	290,609
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	415	460,633
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	120	135,787
4 World Trade Center Project, 5.00%, 11/15/31	750	809,347
7 World Trade Center Project, Class 1, 4.00%, 09/15/35	320	337,680
7 World Trade Center Project, Class 2, 5.00%, 09/15/43	500	542,565
7 World Trade Center Project, Class 3, 5.00%, 03/15/44	520	559,343
Bank Of America Tower At One, 2.63%, 09/15/69(d)	270	279,145

Security	Par (000)	Value

County/City/Special District/School District (continued)
Bank Of America Tower At One, 2.80%, 09/15/69(d)	$325	$337,178
World Trade Center Project, 5.75%, 11/15/51	340	372,994

		14,611,737

Education — 29.3%
Amherst Development Corp., Refunding RB:
Daemen College Project, 5.00%, 10/01/43	85	102,012
Daemen College Project, 5.00%, 10/01/48	65	76,954
University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/20(c)	140	145,495
Build NYC Resource Corp., RB(a):
Inwood Academy for Leadership Charter School Project, Series A, 5.50%, 05/01/48	150	166,384
New Dawn Charter School Project, 5.75%, 02/01/49	145	154,556
Build NYC Resource Corp., Refunding RB:
City University New York-Queens College Student Residences, LLC Project, Series A, 5.00%, 06/01/38	250	289,362
Ethical Culture Fieldston School Project, 5.00%, 06/01/32	450	531,360
Packer Collegiate Institute Project, 5.00%, 06/01/40	310	366,373
City of New York Trust for Cultural Resources, Refunding RB, Series A:
American Museum of Natural History, 5.00%, 07/01/37	110	127,663
Carnegie Hall, 4.75%, 12/01/39	400	403,336
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project:
Series A, 5.13%, 09/01/40	610	630,423
Series B, 4.00%, 08/01/35	110	122,508
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, The Charter School for Applied Technologies Project, Series A, 5.00%, 06/01/35	55	61,664
County of Cattaraugus New York, RB, St. Bonaventure University Project, 5.00%, 05/01/39	60	67,105
County of Dutchess New York Local Development Corp., RB, Marist College Project:
5.00%, 07/01/43	55	68,195
5.00%, 07/01/48	80	98,612
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project:
5.00%, 07/01/42	100	122,196
4.00%, 07/01/46	185	204,122
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project(c):
5.00%, 07/01/21	500	536,715
Series A, 5.00%, 07/01/21	500	536,715
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 07/01/23(c)	120	138,461
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 03/01/20(c)	200	203,722
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 01/01/21(c)	100	105,988
Geneva Development Corp., Refunding RB, Hobart & William Smith Colleges, 5.25%, 09/01/44	160	181,048
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	300	319,050
New York University, Series 1 (AMBAC) (BHAC), 5.50%, 07/01/31	245	329,643
New York University, Series B, 5.00%, 07/01/42	500	550,120
Teachers College, Series B, 5.00%, 07/01/42	750	820,065
Touro College & University System, Series A, 5.25%, 01/01/34	250	285,715
Touro College & University System, Series A, 5.50%, 01/01/39	500	565,860
University of Rochester, Series A, 5.13%, 07/01/39	30	30,093
University of Rochester, Series A, 5.75%, 07/01/39	25	25,085

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock New York Municipal Bond Trust (BQH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
State of New York Dormitory Authority, Refunding RB:
Cornell University, Series A, 5.00%, 07/01/40	$150	$154,819
Fordham University, 5.00%, 07/01/44	340	392,965
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/35	345	406,324
New York University, Series A, 5.00%, 07/01/37	445	491,992
New York University, Series A, 5.00%, 07/01/42	1,750	1,925,420
Series B, 5.00%, 02/15/37	370	460,139
Skidmore College, Series A, 5.00%, 07/01/28	250	267,745
State University Dormitory Facilities, Series A, 5.25%, 07/01/30	350	402,234
State University Dormitory Facilities, Series A, 5.25%, 07/01/32	350	401,152
Town of Hempstead New York Local Development Corp., Refunding RB:
Adelphi University Project, 5.00%, 10/01/34	105	122,031
Hofstra University Project, 5.00%, 07/01/47	100	120,710

		13,512,131

Health — 13.6%
Counties of Buffalo & Erie New York Industrial Land Development Corp., RB, Catholic Health System Obligation, 5.25%, 07/01/35	500	593,570
County of Dutchess New York Local Development Corp., RB, Health Quest Systems, Inc., Series B, 4.00%, 07/01/41	100	109,482
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A (AGM), 5.75%, 07/01/30	350	362,583
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	120	120,236
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project:
4.00%, 12/01/41	100	109,731
5.00%, 12/01/46	160	189,491
Series A, 5.00%, 12/01/37	370	407,155
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 08/15/40	275	290,241
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 07/01/32	80	92,040
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	1,030	1,101,853
Series B, 6.00%, 11/01/20(c)	175	184,790
Series B, 6.00%, 11/01/30	25	26,250
County of Westchester New York Local Development Corp., Refunding RB, Kendal On Hudson Project, 5.00%, 01/01/34	500	549,285
State of New York Dormitory Authority, RB, New York University Hospitals Center, Series A, 5.75%, 07/01/20(c)	220	228,659
State of New York Dormitory Authority, Refunding RB:
Catholic Health Syatem Obligation, 4.00%, 07/01/38	110	124,522
Catholic Health Syatem Obligation, 4.00%, 07/01/39	140	158,060
Mount Sinai Hospital, Series A, 5.00%, 07/01/26	315	325,071
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(c)	1,000	1,066,430
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 05/01/33	250	250,830

		6,290,279

Housing — 6.3%
City of New York Housing Development Corp., RB, M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 07/01/32	735	830,498
5.00%, 07/01/33	250	280,002

Security	Par (000)	Value

Housing (continued)
City of New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 02/15/48	$500	$531,140
County of Onondaga New York Trust for Cultural Resources, Refunding RB, Abby Lane Housing Corporation Project, 5.00%, 05/01/40	135	161,459
State of New York HFA, RB, M/F:
Housing, Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 02/15/39	475	475,822
Affordable Housing, Series E (SONYMA), 4.15%, 11/01/47	165	178,507
State of New York Mortgage Agency, Refunding RB, S/F Housing, Series 213, 4.20%, 10/01/43	405	450,935

		2,908,363

State — 6.4%
City of New York Transitional Finance Authority Building Aid Revenue, Refunding RB, Series S-3, 4.00%, 07/15/38	1,240	1,419,465
State of New York, GO, Series A, 5.00%, 02/15/39	250	250,745
State of New York Dormitory Authority, RB, Series A:
Group B, State Sales Tax, 5.00%, 03/15/39	140	171,822
Group C, State Sales Tax, 4.00%, 03/15/45	310	345,892
5.00%, 03/15/36	110	135,323
State of New York Dormitory Authority, Refunding RB, Group 3, Series E, 5.00%, 03/15/41	265	331,282
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 03/15/30	250	283,652

		2,938,181

Tobacco — 3.7%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	200	204,514
Counties of New York Tobacco Trust VI, Refunding RB:
Settlement Pass-Through Turbo, Series C, 4.00%, 06/01/51	400	393,744
Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 06/01/51	340	367,112
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 4.75%, 06/01/39	75	77,914
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 5.25%, 05/15/40	170	183,765
Westchester New York Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 5.13%, 06/01/51	200	216,226
Westchester New York Tobacco Asset Securitization Corp., Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 06/01/42	245	257,336

		1,700,611

Transportation — 21.5%
Buffalo & Fort Erie Public Bridge Authority, RB, 5.00%, 01/01/47	120	142,319
County of Albany Airport Authority, Refunding RB, AMT, Series B:
4.00%, 12/15/34	235	261,853
4.00%, 12/15/35	120	133,114
Metropolitan Transportation Authority, RB, Series D, 5.25%, 11/15/21(c)	220	240,645
Metropolitan Transportation Authority, Refunding RB:
Green Bond, Series B, 5.00%, 11/15/52	1,000	1,221,590
Series D, 5.25%, 11/15/21(c)	780	853,195
Series D, 5.25%, 11/15/23(c)	670	789,930
Series F, 5.00%, 11/15/30	500	557,150
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	450	504,103

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) August 31, 2019	BlackRock New York Municipal Bond Trust (BQH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
5.00%, 07/01/46	$145	$161,524
5.25%, 01/01/50	20	22,613
(AGM), 4.00%, 07/01/41	150	161,696
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT, 5.00%, 08/01/31	690	728,143
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	500	524,070
Port Authority of New York & New Jersey, Refunding ARB:
179th Series, 5.00%, 12/01/38	150	172,409
195th Series, AMT, 5.00%, 04/01/36	250	304,395
Consolidated, 206th Series, AMT, 5.00%, 11/15/42	225	277,258
Port Authority of New York & New Jersey, Refunding RB, 178th Series, AMT, 5.00%, 12/01/32	270	308,950
State of New York Thruway Authority, Refunding RB, General:
2nd Highway & Bridge Trust, Series A, 5.00%, 04/01/32	1,000	1,095,610
Series I, 5.00%, 01/01/37	440	475,922
Series I, 5.00%, 01/01/42	140	151,018
Series J, 5.00%, 01/01/41	250	286,080
Triborough Bridge & Tunnel Authority, RB, Series B, 5.00%, 11/15/40	140	168,727
Triborough Bridge & Tunnel Authority, Refunding RB:
General, Series A, 5.25%, 11/15/45	275	329,334
Series B, 5.00%, 11/15/38	50	61,965

		9,933,613

Utilities — 10.1%
City of New York Municipal Water Finance Authority, RB, Water & Sewer System, 2nd General Resolution, Fiscal 2017, Series DD, 5.25%, 06/15/47	120	148,460
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2015, Series HH, 5.00%, 06/15/39	250	298,317
Long Island Power Authority, RB:
5.00%, 09/01/38	625	791,919
General, 5.00%, 09/01/36	80	100,104
General, 5.00%, 09/01/47	110	135,681
General, Electric Systems, Series A (AGM), 5.00%, 05/01/21(c)	225	239,296
General, Electric Systems, Series C (AGC), 5.25%, 09/01/29	500	660,480
Long Island Power Authority, Refunding RB, Electric System, Series B, 5.00%, 09/01/46	75	90,482
State of New York Environmental Facilities Corp., RB, Subordinated SRF Bonds, Series B, 5.00%, 06/15/48	210	262,420
State of New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	600	647,286
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series TE, 5.00%, 12/15/41	1,115	1,275,683

		4,650,128

Total Municipal Bonds in New York		58,631,341

Puerto Rico — 5.3%

State — 3.3%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
Series A-1, 4.75%, 07/01/53	227	232,493
Series A-1, 5.00%, 07/01/58	864	900,236
Series A-2, 4.33%, 07/01/40	108	109,658
Series A-2, 4.78%, 07/01/58	267	274,001

		1,516,388

Security	Par (000)	Value

Tobacco — 0.5%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	$225	$228,472

Utilities — 1.5%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	355	369,953
5.13%, 07/01/37	100	104,347
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 07/01/38	235	238,426

		712,726

Total Municipal Bonds in Puerto Rico		2,457,586

Total Municipal Bonds — 132.3% (Cost — $54,348,425)		61,088,927

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

New York — 32.2%

County/City/Special District/School District — 9.4%
City of New York, GO:
Sub-Series I-1, 5.00%, 03/01/36	250	289,720
Sub-Series-D1, Series D, 5.00%, 12/01/43(f)	1,010	1,269,964
City of New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	825	886,760
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(f):
5.75%, 02/15/21(c)	433	460,724
5.75%, 02/15/47	267	283,423
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 09/15/40	1,050	1,132,498

		4,323,089

Housing — 1.5%
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.25%, 11/01/43	640	709,446

State — 4.4%
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 5.00%, 10/15/31	255	302,086
State of New York Urban Development Corp., RB, State Personal Income Tax, General Purpose, Series A, 4.00%, 03/15/47	1,497	1,708,727

		2,010,813

Transportation — 7.8%
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	630	690,190
Port Authority of New York & New Jersey, Refunding ARB:
Consolidated, Series 210th, 5.00%, 09/01/48	960	1,212,624
Series 194th, 5.25%, 10/15/55	360	434,387
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 03/15/31	600	646,224
Triborough Bridge & Tunnel Authority, Refunding RB, General, Series A, 5.00%, 11/15/46	500	604,710

		3,588,135

Utilities — 9.1%
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 06/15/32	990	1,058,063
Fiscal 2012, Series BB, 5.00%, 06/15/44	1,500	1,613,686

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock New York Municipal Bond Trust (BQH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
Utility Debt Securitization Authority, Refunding RB, Restructuring:
Series A, 5.00%, 12/15/35	$1,000	$1,225,710
Series B, 4.00%, 12/15/35	280	320,572

		4,218,031

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 32.2% (Cost — $13,782,215)		14,849,514

Total Long-Term Investments — 164.5% (Cost — $68,130,640)		75,938,441

	Shares

Short-Term Securities — 0.1%
BlackRock Liquidity Funds New York Money Fund Portfolio, 1.18%(g)(h)	64,451	64,451

Total Short-Term Securities — 0.1% (Cost — $64,451)		64,451

Total Investments — 164.6% (Cost — $68,195,091)		76,002,892

Other Assets Less Liabilities — 0.2%		72,397

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (17.1)%		(7,897,549)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (47.7)%		(22,004,239)

Net Assets Applicable to Common Shares — 100.0%		$46,173,501

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	When-issued security.
(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expires between August 15, 2020, to December 01, 2026, is $901,634. See Note 4 of the Notes to Financial Statements for details.

(g)	Annualized 7-day yield as of period end.

(h)

During the year ended August 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds New York Money Fund Portfolio	—	64,451	64,451	$64,451	$3,096	$—	$—
BlackRock Liquidity Funds, MuniCash, Institutional Class(b)	343,324	(343,324)	—	—	720	—	—

				$64,451	$3,816	$—	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	No longer held by the Trust as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	3	12/19/19	$395	$(372)
Long U.S. Treasury Bond	11	12/19/19	1,818	(6,653)
5-Year U.S. Treasury Note	5	12/31/19	600	(598)

				$(7,623)

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) August 31, 2019	BlackRock New York Municipal Bond Trust (BQH)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$7,623	$—	$7,623

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(473,065)	$—	$(473,065)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(12,777)	$—	$(12,777)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$3,735,566

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$75,938,441	$—	$75,938,441
Short-Term Securities	64,451	—	—	64,451

	$64,451	$75,938,441	$—	$76,002,892

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(7,623)	$—	$—	$(7,623)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(7,857,402)	$—	$(7,857,402)
VRDP Shares at Liquidation Value	—	(22,100,000)	—	(22,100,000)

	$—	$(29,957,402)	$—	$(29,957,402)

See notes to financial statements.

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	BlackRock New York Municipal Income Quality Trust (BSE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 120.1%

New York — 117.4%

Corporate — 0.5%
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	$355	$491,899

County/City/Special District/School District — 25.7%
City of New York, GO, Refunding, Series E:
5.50%, 08/01/25	725	846,938
5.00%, 08/01/30	1,000	1,127,300
City of New York, GO, :
Series A-1, 5.00%, 08/01/35	200	214,004
Sub-Series D-1, Fiscal 2014, 5.00%, 08/01/31	440	503,307
Sub-Series F-1, 5.00%, 04/01/43	930	1,158,269
City of New York Convention Center Development Corp., RB, CAB,(a):
Senior Lien, Hotel Unit Fre Secured, Series A, 0.00%, 11/15/47	3,000	1,300,110
Sub Lien, Hotel Unit Fee, Series B (AGM), 0.00%, 11/15/55	1,000	335,020
City of New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/40	1,335	1,596,486
5.00%, 11/15/45	1,250	1,487,887
City of New York Industrial Development Agency, RB, PILOT, :
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/39(a)	1,000	576,980
Queens Baseball Stadium (AGC), 6.38%, 01/01/39	150	150,501
City of New York Transitional Finance Authority Future Tax Secured, RB, :
Future Tax Secured Subordinate Bond, Series C-3, 5.00%, 05/01/41	775	965,821
Future Tax Secured, Sub-Series A-3, 4.00%, 08/01/43	570	637,916
Future Tax Secured, Sub-Series E-1, 5.00%, 02/01/39	555	680,652
Future Tax Secured, Sub-Series E-1, 5.00%, 02/01/43	845	1,032,691
Series A-2, 5.00%, 08/01/38	930	1,150,577
Sub-Series B-1, 5.00%, 11/01/35	425	493,837
County of Nassau New York, GO, Refunding, Series C, 5.00%, 10/01/31	475	596,529
County of Nassau New York, GOL, General Improvement Bonds, Series B (AGM), 5.00%, 07/01/45	500	621,120
County of Nassau New York, Refunding, GOL, Series C, 5.00%, 10/01/29	500	631,635
Haverstraw-Stony Point Central School District, GO, Refunding, (AGM), 5.00%, 10/15/36	240	274,210
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(b)	615	655,793
5.75%, 02/15/47	385	407,334
Hudson Yards Infrastructure Corp., Refunding RB, Series A:
5.00%, 02/15/39	595	728,024
5.00%, 02/15/42	465	566,923
Metropolitan Transportation Authority, Refunding RB, :
Dedicated Tax Fund, Sub-Series B-1, 5.00%, 11/15/31	750	866,212
Green Bond, SubSeries B-1, 5.00%, 11/15/51	480	582,240
Green Bonds, Climate Bond Certified, Sub-Series B-2, 4.00%, 11/15/34	500	578,455
New York Liberty Development Corp., Refunding RB, :
4 World Trade Center Project, 5.00%, 11/15/31	1,000	1,079,130
5.00%, 11/15/44	1,250	1,340,700
7 World Trade Center Project, Class 1, 4.00%, 09/15/35	1,100	1,160,775
Bank Of America Tower At One, 2.80%, 09/15/69(c)	700	726,229
World Trade Center Project, 5.75%, 11/15/51	545	597,887

		25,671,492

Security	Par (000)	Value

Education — 31.3%
Build NYC Resource Corp., Refunding RB, :
City University New York-Queens College Student Residences, LLC Project, Series A, 5.00%, 06/01/38	$250	$289,362
Ethical Culture Fieldston School Project, 5.00%, 06/01/33	300	353,565
5.00%, 06/01/35	350	411,792
Manhattan College Project, 5.00%, 08/01/47	135	162,667
Packer Collegiate Institute Project, 5.00%, 06/01/40	690	815,476
The Chapin School Ltd. Project, 5.00%, 11/01/47	515	794,933
City of Albany New York Capital Resource Corp., Refunding RB, Albany College of Pharmacy and Health Sciences, Series A:
5.00%, 12/01/33	175	202,402
4.00%, 12/01/34	130	141,486
City of New York Trust for Cultural Resources, Refunding RB, Series A, :
American Museum of Natural History,
5.00%, 07/01/37	440	510,651
5.00%, 07/01/41	500	577,045
Wildlife Conservation Society, 5.00%, 08/01/42	410	461,898
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, :
Series A, 5.13%, 09/01/40	1,645	1,700,075
Series B, 4.00%, 08/01/35	230	256,153
Counties of Buffalo & Erie New York Industrial Development Agency, RB, City School District of Buffalo Project, Series A, 5.25%, 05/01/31	200	213,920
Counties of Buffalo & Erie New York Industrial Development Agency, Refunding RB, City School District of Buffalo Project, 5.00%, 05/01/28	565	693,933
County of Dutchess New York Local Development Corp., RB, Marist College Project:
5.00%, 07/01/43	115	142,590
5.00%, 07/01/48	175	215,714
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project:
5.00%, 07/01/42	195	238,282
4.00%, 07/01/46	375	413,760
County of Madison New York Capital Resource Corp., Refunding RB, Colgate University Project, Series A, 4.50%, 07/01/39	1,500	1,661,355
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series A, 5.00%, 07/01/21(b)	500	536,715
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 07/01/23(b)	400	461,536
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 07/01/37	180	195,300
5.00%, 07/01/42	115	124,278
County of Schenectady New York Capital Resource Corp., Refunding RB, Union College, 5.00%, 07/01/32	500	552,145
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 01/01/21(b)	250	264,970
County of Tompkins New York Industrial Development Agency, RB, Civic Facility Cornell University Project, Series A, 5.00%, 07/01/37	1,000	1,032,440
Dobbs Ferry Local Development Corp., RB, Mercy College Project:
5.00%, 07/01/39	1,000	1,140,610
5.00%, 07/01/44	500	567,950
State of New York Dormitory Authority, RB, :
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	300	319,050
Fordham University, Series A, 5.00%, 07/01/21(b)	500	534,940
New School (AGM), 5.50%, 07/01/20(b)	350	362,530
New York University, Series B, 5.00%, 07/01/37	500	552,800
Rochester Institute of Technology, 5.00%, 07/01/40	550	566,148

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) August 31, 2019	BlackRock New York Municipal Income Quality Trust (BSE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
State University Dormitory Facilities, Series A, 5.00%, 07/01/40	$600	$618,120
5.00%, 07/01/41	1,000	1,064,480
5.00%, 07/01/43	415	521,115
State of New York Dormitory Authority, Refunding RB, :
Barnard College, Series A, 5.00%, 07/01/43	2,960	3,509,346
Cornell University, Series A, 5.00%, 07/01/40	250	258,033
Fordham University, 5.00%, 07/01/44	640	739,699
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/35	1,380	1,625,295
New York University, Series A, 5.00%, 07/01/37	745	823,672
Pratt Institute, Series A, 5.00%, 07/01/44	500	575,555
State University Dormitory Facilities, Series A,
5.25%, 07/01/30	1,500	1,723,860
5.25%, 07/01/32	600	687,690
5.00%, 07/01/42	450	493,776
State University of New York Dormitory Facilities, Series A, 5.00%, 07/01/38	255	317,228
Town of Hempstead New York Local Development Corp., Refunding RB, :
Adelphi University Project, 5.00%, 10/01/34	310	360,282
5.00%, 10/01/35	310	359,845
Hofstra University Project, 5.00%, 07/01/47	100	120,710

		31,267,177

Health — 11.4%
Counties of Buffalo & Erie New York Industrial Land Development Corp., RB, Catholic Health System Obligation, 5.25%, 07/01/35	500	593,570
County of Dutchess New York Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC), 5.50%, 10/01/20(b)	500	521,955
County of Dutchess New York Local Development Corp., RB, Health Quest Systems, Inc., Series B, 4.00%, 07/01/41	550	602,151
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project:
4.00%, 12/01/41	200	219,462
5.00%, 12/01/46	320	378,982
Series A, 5.00%, 12/01/37	850	935,357
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 08/15/40	725	765,180
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 07/01/32	150	172,575
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/30	895	957,435
State of New York Dormitory Authority, RB, :
New York University Hospitals Center, Series A, 6.00%, 07/01/20(b)	250	260,353
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 05/01/39	500	530,595
State of New York Dormitory Authority, Refunding RB, :
Catholic Health Syatem Obligation, 4.00%, 07/01/38	230	260,365
4.00%, 07/01/39	300	338,700
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(b)	1500	1,599,870
5.25%, 05/01/21(b)	1,840	1,970,327
5.00%, 05/01/43	1,140	1,337,687

		11,444,564

Security	Par (000)	Value

Housing — 5.5%
City of New York Housing Development Corp., RB, M/F Housing, Series B1, :
Fund Grant Program, New York City Housing Authority Program, 5.25%, 07/01/30	$750	$852,322
5.25%, 07/01/32	915	1,033,886
5.00%, 07/01/33	400	448,004
City of New York Housing Development Corp., Refunding RB, M/F Housing, :
8 Spruce Street, Class F, 4.50%, 02/15/48	500	531,140
Sustainable Neighborhood, Series B1-A, 3.65%, 11/01/49	565	598,069
County of Onondaga New York Trust for Cultural Resources, Refunding RB, Abby Lane Housing Corporation Project, 5.00%, 05/01/40	445	532,216
State of New York HFA, RB, M/F, Affordable Housing, :
Series B (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 11/01/42	110	119,022
Series E (SONYMA), 4.15%, 11/01/47	330	357,014
State of New York Mortgage Agency, Refunding RB, S/F Housing, Series 213, 4.20%, 10/01/43	880	979,810

		5,451,483

State — 12.1%
City of New York Transitional Finance Authority Building Aid Revenue, Refunding RB, Series S-3, 4.00%, 07/15/38	1,160	1,327,887
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Series B, 5.00%, 11/15/19(b)	500	503,860
State of New York Dormitory Authority, RB, :
Bid Group 2, Series A, 5.00%, 03/15/38	560	687,232
5.00%, 03/15/39	760	952,865
5.00%, 03/15/43	265	326,623
General Purpose, Series B, 5.00%, 03/15/37	1,000	1,089,820
Group B, State Sales Tax, Series A, 5.00%, 03/15/39	90	110,457
Group C, State Sales Tax, Series A, 4.00%, 03/15/45	670	747,573
Series A, 5.00%, 03/15/36	440	541,292
Series A, 5.00%, 02/15/42	500	607,970
Series B, 5.00%, 03/15/42	1,400	1,519,056
State of New York Dormitory Authority, Refunding RB, :
Group 3, Series E, 5.00%, 03/15/41	570	712,569
Series A, 5.25%, 03/15/39	1,000	1,280,360
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C:
5.00%, 03/15/30	500	567,305
5.00%, 03/15/32	1,000	1,130,310

		12,105,179

Tobacco — 2.8%
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through, Series A-2B:
5.00%, 06/01/45	300	322,944
5.00%, 06/01/51	270	291,530
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 5.25%, 05/15/40	290	313,481
TSASC, Inc., Refunding RB, Series A:
5.00%, 06/01/33	500	594,915
5.00%, 06/01/41	910	1,015,769
Westchester New York Tobacco Asset Securitization Corp., Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 06/01/42	280	294,098

		2,832,737

Transportation — 14.5%
Buffalo & Fort Erie Public Bridge Authority, RB, 5.00%, 01/01/47	265	314,287

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock New York Municipal Income Quality Trust (BSE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Metropolitan Transportation Authority, RB, :
Series A, 5.00%, 11/15/21(b)	$575	$625,836
Series A-1, 5.25%, 11/15/23(b)	270	318,330
Series D, 5.25%, 11/15/21(b)	440	481,290
Series E, 5.00%, 11/15/38	650	738,062
Metropolitan Transportation Authority, Refunding RB, :
Series C-1, 5.00%, 11/15/36	1,020	1,241,085
Series D, 5.25%, 11/15/21(b)	1,560	1,706,390
Series D, 5.25%, 11/15/23(b)	750	884,250
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	1,345	1,506,709
Port Authority of New York & New Jersey, Refunding ARB, 179th Series, 5.00%, 12/01/38	245	281,601
State of New York Thruway Authority, RB, Junior Lien, Series A:
5.00%, 01/01/41	365	436,467
5.25%, 01/01/56	210	248,840
State of New York Thruway Authority, Refunding RB, :
2nd General Highway & Bridge Trust, Series A, 5.00%, 04/01/32	250	273,902
General, Series I, 5.00%, 01/01/37	1,325	1,433,173
General, Series I, 5.00%, 01/01/42	425	458,447
General, Series K, 5.00%, 01/01/32	750	890,452
Series L, 5.00%, 01/01/33	90	113,869
Series L, 5.00%, 01/01/34	140	176,931
Series L, 5.00%, 01/01/35	170	214,198
Triborough Bridge & Tunnel Authority, RB, Series B, 5.00%, 11/15/40	280	337,453
Triborough Bridge & Tunnel Authority, Refunding RB, :
General, CAB, Series B, 0.00%, 11/15/32(a)	635	472,415
General, Series A, 5.25%, 11/15/45	370	443,105
Sub-Series A, 5.00%, 11/15/29	810	922,169

		14,519,261

Utilities — 13.6%
Albany Municipal Water Finance Authority, Refunding RB, Series A, 5.00%, 12/01/33	1,000	1,085,380
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2015, Series HH, 5.00%, 06/15/39	1,000	1,193,270
City of New York Water & Sewer System, Refunding RB, :
Series EE, 5.00%, 06/15/40	700	872,291
Subordinate, Series FF-2, 4.00%, 06/15/41	905	1,051,673
Water & Sewer System, 2nd General Resolution, Fiscal 2018, Series FF, 5.00%, 06/15/38	1,000	1,259,970
County of Western Nassau New York Water Authority, RB, Series A, 5.00%, 04/01/40	250	293,460
Long Island Power Authority, RB:
5.00%, 09/01/38	625	791,919
General, 5.00%, 09/01/47	950	1,171,787
General, Electric Systems, 5.00%, 09/01/42	290	358,008
General, Electric Systems, Series A (AGM), 5.00%, 05/01/21(b)	500	531,770
General, Electric Systems, Series C (AGC), 5.25%, 09/01/29	1,000	1,320,960
Long Island Power Authority, Refunding RB, Electric System, Series B, 5.00%, 09/01/46	140	168,899
State of New York Environmental Facilities Corp., RB, Series B, :
Revolving Funds, Green Bonds, 5.00%, 09/15/40	635	741,845
Subordinated SRF Bonds, 5.00%, 06/15/48	460	574,825
State of New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	1,000	1,078,810
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series TE, 5.00%, 12/15/41	1,000	1,144,110

		13,638,977

Security	Par (000)	Value

Puerto Rico — 2.7%

State — 2.7%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured, :
Series A-1, 4.75%, 07/01/53	$106	$108,565
Series A-1, 5.00%, 07/01/58	603	628,290
Series A-2, 4.33%, 07/01/40	1,760	1,787,016
Series A-2, 4.78%, 07/01/58	160	164,196

		2,688,067

Total Municipal Bonds — 120.1% (Cost — $109,487,874)		120,110,836

Municipal Bonds Transferred to Tender Option Bond Trusts(d)

County/City/Special District/School District — 10.2%
City of New York, GO, Refunding, Fiscal 2015, Series B, 4.00%, 08/01/32	1,790	1,979,364
City of New York, GO, :
Sub-Series G-1, 5.00%, 04/01/29	1,000	1,098,100
Sub-Series I-1, 5.00%, 03/01/36	250	289,720
City of New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	2,475	2,660,279
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(e):
5.75%, 02/15/21(b)	1,114	1,184,719
5.75%, 02/15/47	686	728,803
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 09/15/40	2,085	2,248,818

		10,189,803

Education — 2.1%
State of New York Dormitory Authority, RB, State University Dormitory Facilities, New York University, Series A, 5.00%, 07/01/35	1,999	2,136,302

Housing — 1.5%
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.25%, 11/01/43	1,400	1,551,914

State — 6.1%
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A:
5.00%, 10/15/31	990	1,172,803
4.00%, 10/15/32	1,500	1,695,150
State of New York Dormitory Authority, RB, :
Bid Group 2, Series A, 5.00%, 03/15/32	1,000	1,277,070
General Purpose, Series C, 5.00%, 03/15/41	750	795,248
State of New York Urban Development Corp., RB, State Personal Income Tax, General Purpose, Series A, 4.00%, 03/15/47	1,003	1,144,847

		6,085,118

Transportation — 11.3%
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	3,495	3,828,910
Port Authority of New York & New Jersey, Refunding ARB, :
Consolidated, Series 210th, 5.00%, 09/01/48	1,900	2,399,985
Series 194th, 5.25%, 10/15/55	735	886,873
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 03/15/31	800	861,632
Triborough Bridge & Tunnel Authority, Refunding RB, :
General, Series A, 5.00%, 11/15/46	1,000	1,209,420
MTA Bridges & Tunnels, Series C-2, 5.00%, 11/15/42	1,665	2,071,776

		11,258,596

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) August 31, 2019	BlackRock New York Municipal Income Quality Trust (BSE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities — 10.4%
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, :
Fiscal 2011, Series HH, 5.00%, 06/15/32	$2,249	$2,403,408
Fiscal 2012, Series BB, 5.00%, 06/15/44	2,010	2,162,340
Utility Debt Securitization Authority, Refunding RB:
5.00%, 12/15/41	3,719	4,254,806
Restructuring, Series A, 5.00%, 12/15/35	1,000	1,225,710
Restructuring, Series B, 4.00%, 12/15/35	280	320,572

		10,366,836

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 41.6% (Cost — $38,666,483)		41,588,569

Total Long-Term Investments — 161.7% (Cost — $148,154,357)		161,699,405

Total Investments — 161.7% (Cost — $148,154,357)		161,699,405

Other Assets Less Liabilities — 0.8%		852,717

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.1)%		(22,150,587)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (40.4)%		(40,396,390)

Net Assets Applicable to Common Shares — 100.0%		$100,005,145

(a)	Zero-coupon bond.
(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	When-issued security.
(d)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expires on August 15, 2020, is $953,183. See Note 4 of the Notes to Financial Statements for details.

During the year ended August 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds New York Money Fund Portfolio(b)	—	—	—	$—	$8,432	$—	$—
BlackRock Liquidity Funds, MuniCash, Institutional Class(b)	673,097	(673,097)	—	—	1,449	—	—

				$—	$9,881	$—	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	No longer held by the Trust as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	11	12/19/19	$1,449	$(1,447)
Long U.S. Treasury Bond	17	12/19/19	2,809	(10,281)
5-Year U.S. Treasury Note	15	12/31/19	1,800	(1,796)

				$(13,524)

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock New York Municipal Income Quality Trust (BSE)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$13,524	$—	$13,524

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(933,973)	$—	$(933,973)

Net Change in Unrealized Appreciation on:
Futures contracts	$—	$—	$—	$—	$(22,786)	$—	$(22,786)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$8,461,145

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$161,699,405	$—	$161,699,405

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(13,524)	$—	$—	$(13,524)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(22,050,197)	$—	$(22,050,197)
VRDP Shares at Liquidation Value	—	(40,500,000)	—	(40,500,000)

	$—	$(62,550,197)	$—	$(62,550,197)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments August 31, 2019	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Asset)

Security	Par (000)	Value

Municipal Bonds — 145.7%

New York — 140.3%

Corporate — 6.2%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 01/01/35(a)	$140	$156,727
City of New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT:
5.00%, 07/01/22	350	383,436
5.00%, 07/01/28	330	358,149
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	1,475	2,043,804
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT, 5.00%, 08/01/31	920	970,858
Niagara Area Development Corp., Refunding RB, Covanta Project, Series A, AMT, 4.75%, 11/01/42(a)	940	987,555

		4,900,529

County/City/Special District/School District — 40.1%
City of New York, GO, Refunding, Series E:
5.50%, 08/01/25	815	952,075
5.00%, 08/01/30	500	563,650
City of New York, GO :
Sub-Series D-1, Fiscal 2014, 5.00%, 08/01/31	690	789,277
SubSeries A-1, Series A, 5.00%, 08/01/43	1,000	1,265,810
City of New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B (AGM), 0.00%, 11/15/55(b)	1,000	335,020
City of New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/40	1,445	1,728,032
5.00%, 11/15/45	2,340	2,785,325
City of New York Industrial Development Agency, RB, PILOT :
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/42(b)	1,750	892,657
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/45(b)	500	227,535
(AMBAC), 5.00%, 01/01/39	500	501,165
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/35(b)	500	332,635
Queens Baseball Stadium (AGC), 6.38%, 01/01/39	100	100,334
Queens Baseball Stadium (AMBAC), 5.00%, 01/01/46	400	400,856
Yankee Stadium Project (NPFGC), 4.75%, 03/01/46	400	400,880
Yankee Stadium Project (NPFGC), 5.00%, 03/01/46	500	504,010
City of New York Transitional Finance Authority Future Tax Secured, RB :
Fiscal 2012, Sub-Series D-1, 5.00%, 11/01/38	825	886,759
Fiscal 2014, Sub-Series B-1, 5.00%, 11/01/36	340	394,556
Future Tax Secured Subordinate Bond, Series C-3, 5.00%, 05/01/41	1,315	1,638,779
Future Tax Secured, Sub-Series A-3, 4.00%, 08/01/43	465	520,405
Future Tax Secured, Sub-Series E-1, 5.00%, 02/01/39	460	564,144
Future Tax Secured, Sub-Series E-1, 5.00%, 02/01/43	1,030	1,258,784
Series A-2, 5.00%, 08/01/38	195	241,250
City of Syracuse New York, GO, Airport Terminal Security & Access, Series A, AMT (AGM), 4.75%, 11/01/31	500	526,785
County of Nassau New York, GOL, General Improvement Bonds, Series B (AGM), 5.00%, 07/01/45	500	621,120
Haverstraw-Stony Point Central School District, GO, Refunding, (AGM), 5.00%, 10/15/36	120	137,105
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(c)	960	1,023,677
5.75%, 02/15/47	590	624,226
Hudson Yards Infrastructure Corp., Refunding RB, Series A:
5.00%, 02/15/39	475	581,196
5.00%, 02/15/42	565	688,842

Security	Par (000)	Value

County/City/Special District/School District (continued)
Metropolitan Transportation Authority, Refunding RB :
Dedicated Tax Fund, Sub-Series B-1, 5.00%, 11/15/31	$750	$866,212
Green Bonds, Climate Bond Certified, Sub-Series B-2, 4.00%, 11/15/34	500	578,455
New York Liberty Development Corp., Refunding RB :
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 01/15/20(c)	1,400	1,423,744
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 01/15/20(c)	500	509,840
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	735	815,821
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	200	226,312
4 World Trade Center Project, 5.00%, 11/15/31	1,000	1,079,130
4 World Trade Center Project, 5.00%, 11/15/44	1,250	1,340,700
7 World Trade Center Project, Class 2, 5.00%, 09/15/43	1,000	1,085,130
7 World Trade Center Project, Class 3, 5.00%, 03/15/44	690	742,205
Bank Of America Tower At One, 2.63%, 09/15/69(d)	465	480,750
Bank Of America Tower At One, 2.80%, 09/15/69(d)	565	586,171
World Trade Center Project, 5.75%, 11/15/51	670	735,017

		31,956,376

Education — 21.6%
Amherst Development Corp., Refunding RB :
Daemen College Project, 5.00%, 10/01/43	155	186,022
Daemen College Project, 5.00%, 10/01/48	120	142,068
University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/20(c)	275	285,794
Build NYC Resource Corp., RB,(a):
Inwood Academy for Leadership Charter School Project, Series A, 5.50%, 05/01/48	270	299,492
New Dawn Charter School Project, 5.75%, 02/01/49	255	271,805
Build NYC Resource Corp., Refunding RB, City University New York-Queens College Student Residences, LLC Project, Series A, 5.00%, 06/01/38	250	289,362
City of New York Trust for Cultural Resources, Refunding RB, Series A :
American Museum of Natural History, 5.00%, 07/01/37	440	510,651
Carnegie Hall, 4.75%, 12/01/39	700	705,838
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project :
Series A, 5.13%, 09/01/40	1,000	1,033,480
Series B, 4.00%, 08/01/35	190	211,605
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, Series A :
Buffalo State College Foundation Housing Corp. Project, 5.38%, 10/01/41	280	295,439
The Charter School for Applied Technologies Project, 5.00%, 06/01/35	100	112,117
County of Cattaraugus New York, RB, St. Bonaventure University Project, 5.00%, 05/01/39	125	139,801
County of Dutchess New York Local Development Corp., RB, Marist College Project:
5.00%, 07/01/43	95	117,791
5.00%, 07/01/48	145	178,734
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project:
5.00%, 07/01/42	165	201,623
4.00%, 07/01/46	310	342,042
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series A, 5.00%, 07/01/21(c)	1,000	1,073,430
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 07/01/23(c)	240	276,922

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Asset)

Security	Par (000)	Value

Education (continued)
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 03/01/20(c)	$350	$356,513
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project:
6.00%, 09/01/34	150	162,423
5.38%, 09/01/41	650	692,887
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 01/01/21(c)	450	476,946
Geneva Development Corp., Refunding RB, Hobart & William Smith Colleges, 5.25%, 09/01/44	400	452,620
State of New York Dormitory Authority, RB :
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	500	531,750
Fordham University, Series A, 5.50%, 07/01/21(c)	150	161,832
State University Dormitory Facilities, Series A, 5.00%, 07/01/41	670	713,202
Touro College & University System, Series A, 5.25%, 01/01/34	1,200	1,371,432
University of Rochester, Series A, 5.13%, 07/01/39	35	35,108
State of New York Dormitory Authority, Refunding RB :
Fordham University, 5.00%, 07/01/44	640	739,699
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/35	685	806,759
New York University, Series A, 5.00%, 07/01/37	600	663,360
Skidmore College, Series A, 5.25%, 07/01/29	200	214,988
Skidmore College, Series A, 5.25%, 07/01/31	300	322,131
State University Dormitory Facilities, Series A, 5.25%, 07/01/30	1,220	1,402,073
State University Dormitory Facilities, Series A, 5.25%, 07/01/32	700	802,305
Town of Hempstead New York Local Development Corp., Refunding RB :
Adelphi University Project, 5.00%, 10/01/35	210	243,766
Hofstra University Project, 4.00%, 07/01/37	220	247,773
Hofstra University Project, 5.00%, 07/01/47	100	120,710

		17,192,293

Health — 12.2%
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A, 5.75%, 07/01/40	300	309,786
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	190	190,374
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project:
4.00%, 12/01/41	200	219,462
5.00%, 12/01/46	320	378,982
Series A, 5.00%, 12/01/32	180	199,235
Series A, 5.00%, 12/01/37	250	275,105
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 08/15/40	1,425	1,503,973
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 07/01/32	150	172,575
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien :
Remarketing, Series A, 5.00%, 11/01/30	895	957,435
Series B, 6.00%, 11/01/20(c)	130	137,272
Series B, 6.00%, 11/01/30	20	21,000
County of Westchester New York Local Development Corp., Refunding RB, Kendal On Hudson Project, 5.00%, 01/01/34	500	549,285

Security	Par (000)	Value

Health (continued)
State of New York Dormitory Authority, RB, New York University Hospitals Center, Series A, 5.75%, 07/01/20(c)	$425	$441,728
State of New York Dormitory Authority, Refunding RB :
Catholic Health Syatem Obligation, 4.00%, 07/01/38	190	215,084
Catholic Health Syatem Obligation, 4.00%, 07/01/39	250	282,250
Mount Sinai Hospital, Series A, 5.00%, 07/01/26	500	515,985
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(c)	1,000	1,066,430
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(c)	750	800,048
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/43	860	1,009,133
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 05/01/33	500	501,660

		9,746,802

Housing — 6.0%
City of New York Housing Development Corp., RB, M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 07/01/32	915	1,033,886
5.00%, 07/01/33	400	448,004
City of New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 02/15/48	500	531,140
County of Onondaga New York Trust for Cultural Resources, Refunding RB, Abby Lane Housing Corporation Project, 5.00%, 05/01/40	265	316,937
State of New York HFA, RB, M/F :
Housing, Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 02/15/39	925	926,600
Affordable Housing, Series E (SONYMA), 4.15%, 11/01/47	660	714,028
State of New York Mortgage Agency, Refunding RB, S/F Housing, Series 213, 4.20%, 10/01/43	715	796,095

		4,766,690

State — 13.4%
City of New York Transitional Finance Authority Building Aid Revenue, Refunding RB, Series S-3, 4.00%, 07/15/38	2,195	2,512,682
State of New York, GO, Series A, 5.00%, 02/15/39	500	501,490
State of New York Dormitory Authority, RB :
General Purpose, Series B, 5.00%, 03/15/37	1,070	1,166,107
General Purpose, Series C, 5.00%, 03/15/34	1,000	1,057,050
Group B, State Sales Tax, Series A, 5.00%, 03/15/39	250	306,825
Group C, State Sales Tax, Series A, 4.00%, 03/15/45	555	619,258
Series A, 5.00%, 03/15/36	545	670,465
Series A, 5.00%, 02/15/42	250	303,985
Series B, 5.00%, 03/15/42	1,000	1,085,040
State of New York Dormitory Authority, Refunding RB :
Group 3, Series E, 5.00%, 03/15/41	470	587,556
Series A, 5.25%, 03/15/39	1,015	1,299,566
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 03/15/30	500	567,305

		10,677,329

Tobacco — 3.8%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	400	409,028
Counties of New York Tobacco Trust VI, Refunding RB :
Settlement Pass-Through Turbo, Series C, 4.00%, 06/01/51	750	738,270
Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 06/01/51	600	647,844
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 4.75%, 06/01/39	250	259,715

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (continued) August 31, 2019	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Asset)

Security	Par (000)	Value

Tobacco (continued)
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 5.25%, 05/15/40	$230	$248,623
Westchester New York Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 5.13%, 06/01/51	355	383,801
Westchester New York Tobacco Asset Securitization Corp., Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 06/01/42	285	299,350

		2,986,631

Transportation — 23.6%
Buffalo & Fort Erie Public Bridge Authority, RB, 5.00%, 01/01/47	215	254,988
Metropolitan Transportation Authority, RB, :
Series A-1, 5.25%, 11/15/23(c)	270	318,330
Series E, 5.00%, 11/15/38	1,000	1,135,480
Green Bond, Group 2, Series C (AGM), 4.00%, 11/15/46	1,300	1,493,297
Green Bonds, Series A-1, 5.25%, 11/15/56	250	299,705
Series C-1, 5.00%, 11/15/36	840	1,022,070
Series F, 5.00%, 11/15/30	1,500	1,671,450
Series F, 5.00%, 11/15/35	500	596,965
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	1,120	1,254,657
New York Liberty Development Corp., RB, World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	500	547,785
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
5.00%, 07/01/46	2,480	2,762,621
5.25%, 01/01/50	165	186,556
(AGM), 4.00%, 07/01/41	300	323,391
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	1,000	1,048,140
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, AMT :
177th Series, 4.00%, 01/15/43	480	509,136
178th Series, 5.00%, 12/01/43	430	487,336
State of New York Thruway Authority, Refunding RB, General :
Series I, 5.00%, 01/01/37	1,530	1,654,909
Series I, 5.00%, 01/01/42	1,030	1,111,061
Series J, 5.00%, 01/01/41	500	572,160
Triborough Bridge & Tunnel Authority, RB, Series B, 5.00%, 11/15/40	240	289,246
Triborough Bridge & Tunnel Authority, Refunding RB :
General, Series A, 5.25%, 11/15/45	370	443,105
General, Series A, 5.00%, 11/15/50	500	589,350
Series B, 5.00%, 11/15/38	210	260,253

		18,831,991

Utilities — 13.4%
City of New York Municipal Water Finance Authority, RB, Water & Sewer System, 2nd General Resolution, Fiscal 2017, Series DD, 5.25%, 06/15/47	245	303,107
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2015, Series HH, 5.00%, 06/15/39	1,500	1,789,905
Long Island Power Authority, RB, :
CAB, Electric Systems, Series A (AGM), 0.00%, 06/01/28(b)	3,515	2,978,506
General, 5.00%, 09/01/47	200	246,692
General, Electric Systems, Series C (AGC), 5.25%, 09/01/29	1,000	1,320,960
Long Island Power Authority, Refunding RB, Electric System, Series B, 5.00%, 09/01/46	125	150,802

Security	Par (000)	Value

Utilities (continued)
State of New York Environmental Facilities Corp., RB, Subordinated SRF Bonds, Series B, 5.00%, 06/15/48	$370	$462,359
State of New York Environmental Facilities Corp., Refunding RB, Revolving Funds, New York City Municipal Water, Series B, 5.00%, 06/15/36	350	373,513
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series TE, 5.00%, 12/15/41	2,690	3,077,656

		10,703,500

Total Municipal Bonds in New York		111,762,141

Puerto Rico — 5.4%

State — 3.3%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
Series A-1, 4.75%, 07/01/53	396	405,583
Series A-1, 5.00%, 07/01/58	1,460	1,521,232
Series A-2, 4.33%, 07/01/40	188	190,886
Series A-2, 4.78%, 07/01/58	502	515,162

		2,632,863

Tobacco — 0.5%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	400	406,172

Utilities — 1.6%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	615	640,904
5.13%, 07/01/37	175	182,607
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 07/01/38	410	415,978

		1,239,489

Total Municipal Bonds in Puerto Rico		4,278,524

Total Municipal Bonds — 145.7% (Cost — $105,364,918)		116,040,665

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

New York — 19.6%

County/City/Special District/School District — 2.5%
City of New York, GO :
Sub-Series I-1, 5.00%, 03/01/36	500	579,440
Sub-Series-D1, Series D, 5.00%, 12/01/43(f)	1,150	1,445,999

		2,025,439

Education — 0.7%
City of New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 08/01/33	510	579,875

Housing — 1.6%
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.25%, 11/01/43	1,130	1,252,616

State — 3.7%
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A:
5.00%, 10/15/31	255	302,086
4.00%, 10/15/32	350	395,535
State of New York Dormitory Authority, RB, General Purpose, Series C, 5.00%, 03/15/41	1,000	1,060,330
State of New York Urban Development Corp., RB, State Personal Income Tax, General Purpose, Series A, 4.00%, 03/15/47	1,003	1,144,847

		2,902,798

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Asset)

Security	Par (000)	Value

Transportation — 7.5%
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	$1,995	$2,185,601
Port Authority of New York & New Jersey, Refunding ARB :
Consolidated, Series 169th, 5.00%, 10/15/26	1,000	1,078,500
Consolidated, Series 210th, 5.00%, 09/01/48	960	1,212,624
Series 194th, 5.25%, 10/15/55	735	886,873
Triborough Bridge & Tunnel Authority, Refunding RB, General, Series A, 5.00%, 11/15/46	500	604,710

		5,968,308

Utilities — 3.6%
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, :
Fiscal 2011, Series HH, 5.00%, 06/15/32	1,500	1,603,125
Fiscal 2012, Series BB, 5.00%, 06/15/44	1,005	1,081,170
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series B, 4.00%, 12/15/35	190	217,531

		2,901,826

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 19.6% (Cost — $14,424,117)		15,630,862

Total Long-Term Investments — 165.3% (Cost — $119,789,035)		131,671,527

Shares

Short-Term Securities — 0.3%
BlackRock Liquidity Funds New York Money Fund Portfolio, 1.18%(g)(h)	$273,796	$273,796

Total Short-Term Securities — 0.3% (Cost — $273,796)		273,796

Total Investments — 165.6% (Cost — $120,062,831)		131,945,323

Other Assets Less Liabilities — 0.2%		112,972

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.2)%		(8,097,912)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (55.6)%		(44,302,072)

Net Assets Applicable to Common Shares — 100.0%		$79,658,311

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	When-issued security.
(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expires on December 01, 2026, is $599,549. See Note 4 of the Notes to Financial Statements for details.

(g)	Annualized 7-day yield as of period end.

(h)

During the year ended August 31, 2019, investments in issuers considered to be an affiliate/ affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds New York Money Fund Portfolio	—	273,796	273,796	$273,796	$9,997	$—	$—
BlackRock Liquidity Funds, MuniCash, Institutional Class(b)	129,237	(129,237)	—	—	901	13	(13)

				$273,796	$10,898	$13	$(13)

(a)	Includes net capital gain distributions, if applicable.
(b)	No longer held by the Trust as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (continued) August 31, 2019	BlackRock New York Municipal Income Trust II (BFY)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	7	12/19/19	$922	$(910)
Long U.S. Treasury Bond	15	12/19/19	2,479	(9,072)
5-Year U.S. Treasury Note	10	12/31/19	1,200	(1,197)

				$(11,179)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$11,179	$—	$11,179

(a)

Net cumulative unrealized appreciation (depreciation) on futures, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(737,722)	$—	$(737,722)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(19,068)	$—	$(19,068)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$6,298,607

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3		Total
Assets:
Investments:
Long-Term Investments(a)	$—	$131,671,527		$—	$131,671,527
Short-Term Securities	273,796	—		—	273,796

	$273,796	$131,671,527	$		$131,945,323

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(11,179)	$—		$—	$(11,179)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock New York Municipal Income Trust II (BFY)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(8,058,575)	$—	$(8,058,575)
VRDP Shares at Liquidation Value	—	(44,400,000)	—	(44,400,000)

	$—	$(52,458,575)	$—	$(52,458,575)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	49

Schedule of Investments August 31, 2019	BlackRock Virginia Municipal Bond Trust (BHV) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 121.8%

Virginia — 109.4%

County/City/Special District/School District — 29.3%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A, 5.38%, 03/01/36	$250	$278,945
Cherry Hill Virginia Community Development Authority, Special Assessment Bonds, Potomac Shores Project, 5.40%, 03/01/45(a)	250	268,305
City of Norfolk Virginia, GO :
Capital Improvement, 5.00%, 08/01/41	500	627,550
Refunding, 5.00%, 08/01/23(b)	500	575,535
City of Portsmouth Virginia, GO, Refunding, Series D, 5.00%, 07/15/20(b)	485	501,388
City of Portsmouth Virginia, GO, Refunding Series D, 5.00%, 07/15/20(b)	15	15,507
City of Suffolk Virginia, GO, Refunding, 5.00%, 06/01/21(b)	1,000	1,067,950
County of Fairfax Virginia EDA, RB :
Metrorail Parking System Projects, 5.00%, 04/01/36	775	954,025
Silverline Phase I Project, 5.00%, 04/01/20(b)	1,000	1,022,540
County of Fairfax Virginia Redevelopment & Housing Authority, Refunding RB, Fairfax Redevelopment & Housing, 5.00%, 10/01/39	1,000	1,002,910
Dulles Town Center Community Development Authority, Refunding, Special Assessment, Dulles Town Center Project, 4.25%, 03/01/26	500	511,785
Lower Magnolia Green Community Development Authority, Special Assessment Bonds, 5.00%, 03/01/35(a)	245	261,677
Mosaic District Community Development Authority, Special Assessment, Series A, 6.88%, 03/01/36	250	266,100

		7,354,217

Education — 20.3%
County of Montgomery Virginia EDA, Refunding RB, Virginia Tech Foundation, Series A, 5.00%, 06/01/20(b)	355	365,306
Virginia College Building Authority, RB, Green Bond, Marymount University Project, Series B, 5.00%, 07/01/45(a)	100	108,563
Virginia College Building Authority, Refunding RB :
Liberty University Projects, 5.00%, 03/01/41	1,000	1,017,550
Marymount University Project, Series A, 5.00%, 07/01/45(a)	400	434,252
Washington & Lee University Project (NPFGC), 5.25%, 01/01/26	500	585,870
Washington & Lee University Project (NPFGC), 5.25%, 01/01/31	1,000	1,323,900
Virginia Small Business Financing Authority, RB :
Covanta Project, AMT, 5.00%, 01/01/48(a)(c)	200	212,060
Roanoke College, 5.75%, 04/01/41	500	509,310
Virginia Small Business Financing Authority, Refunding RB, 4.00%, 10/01/38	500	538,875

		5,095,686

Health — 31.4%
Chesapeake Hospital Authority, Refunding RB, Chesapeake Regional Medical Center, 4.00%, 07/01/43	250	281,370
City of Danville Virginia IDA, Refunding RB, Danville Regional Medical Center (AMBAC), 5.25%, 10/01/28(d)	1,000	1,112,400
County of Fairfax Virginia EDA, Refunding RB, Vinson Hall LLC, Series A, 5.00%, 12/01/42	500	549,235
County of Fairfax Virginia IDA, RB, Series A, 5.00%, 05/15/44	450	517,194
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A, 5.00%, 07/01/42	500	525,930
County of Henrico Virginia EDA, Refunding RB, United Methodist Homes, 4.25%, 06/01/26	145	153,214
County of Prince William Virginia IDA, Refunding RB, Novant Health Obligation Group, Series B, 4.00%, 11/01/46	500	529,075

Security	Par (000)	Value

Health (continued)
Lexington Industrial Development Authority, RB, Series A, 5.00%, 01/01/42	$690	$758,186
Norfolk Redevelopment & Housing Authority, RB, Fort Norfolk Retirement Community, Inc. — Harbor’s Edge Project, Series B, 4.00%, 01/01/25	200	200,182
Roanoke Virginia EDA, Refunding RB :
Carilion Clinic Obligation Group, 5.00%, 07/01/30	795	875,899
Carilion Health System (AGM), 5.00%, 07/01/20(b)	5	5,161
Carilion Health System, Series B (AGM), 5.00%, 07/01/38	495	507,563
Virginia Beach Development Authority, Refunding RB, Westminster-Canterbury on Chesapeake Bay, 4.00%, 09/01/48	250	265,343
Winchester Virginia EDA, Refunding RB, Valley Health System Obligation:
5.00%, 01/01/44	1,000	1,155,330
Series A, 5.00%, 01/01/44	400	448,120

		7,884,202

Housing — 7.3%
Virginia HDA, RB, M/F Housing :
Rental Housing, Series A, 5.25%, 05/01/41	750	774,922
Rental Housing, Series B, 4.00%, 06/01/53	500	536,550
Rental Housing, Series F, 5.25%, 10/01/38	250	279,733
Series E, 2.50%, 12/01/22	250	250,568

		1,841,773

State — 1.7%
Virginia Public School Authority, RB, School Financing, 1997 Resolution, Series B, 4.00%, 08/01/21(b)	405	427,514

Tobacco — 3.6%
Tobacco Settlement Financing Corp., Refunding RB, Senior :
Convertible, Series B2, 5.20%, 06/01/46	500	503,070
Series B-1, 5.00%, 06/01/47	410	410,004

		913,074

Transportation — 9.1%
Richmond Metropolitan Authority, Refunding RB, (NPFGC), 5.25%, 07/15/22	315	339,469
Virginia Port Authority, RB, 5.00%, 07/01/20(b)	500	516,140
Virginia Small Business Financing Authority, RB, AMT :
95 Express Lanes LLC Project, 5.00%, 07/01/49	500	532,830
Senior Lien, Elizabeth River Crossings OpCo LLC Project, 6.00%, 01/01/37	820	908,921

		2,297,360

Utilities — 6.7%
County of Fairfax Virginia Water Authority, Refunding RB, 5.00%, 04/01/44	300	372,594
County of Henrico Virginia Water & Sewer Revenue, Refunding RB, 5.00%, 05/01/42	1,065	1,299,651

		1,672,245

Total Municipal Bonds in Virginia		27,486,071

District of Columbia — 7.0%

Transportation — 7.0%
Metropolitan Washington Airports Authority, Refunding RB :
Dulles Toll Road, 1st Senior Lien, Series A, 5.00%, 10/01/39	290	290,861
Dulles Toll Road, 1st Senior Lien, Series A, 5.25%, 10/01/44	460	461,449
Series B, 5.00%, 10/01/29	1,000	1,002,950

Total Municipal Bonds in District of Columbia		1,755,260

50	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Virginia Municipal Bond Trust (BHV) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico — 5.4%

State — 3.2%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
Series A-1, 4.75%, 07/01/53	$127	$130,074
Series A-1, 5.00%, 07/01/58	468	487,628
Series A-2, 4.33%, 07/01/40	60	60,921
Series A-2, 4.78%, 07/01/58	129	132,382

		811,005

Tobacco — 0.6%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	140	142,160

Utilities — 1.6%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	200	208,424
5.13%, 07/01/37	55	57,391
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 07/01/38	130	131,895

		397,710

Total Municipal Bonds in Puerto Rico		1,350,875

Total Municipal Bonds — 121.8% (Cost — $28,515,175)		30,592,206

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

District of Columbia — 7.4%

Transportation — 7.4%
Washington Metropolitan Area Transit Authority, RB, Series B, 5.00%, 07/01/42	1,503	1,854,473

Virginia — 35.0%

Health — 13.7%
County of Fairfax Virginia EDA, RB, Metrorail Parking System Project, 5.00%, 04/01/47(f)	2,000	2,432,440
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	1,000	1,022,632

		3,455,072

Transportation — 21.3%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.00%, 07/01/48	4,308	5,341,676

Total Municipal Bonds Transferred to Tender Option Bond Trusts in Virginia		8,796,748

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 42.4% (Cost — $9,827,265)		10,651,221

Total Long-Term Investments — 164.2% (Cost — $38,342,440)		41,243,427

Security	Shares	Value

Short-Term Securities — 1.8%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.2%(g)(h)	451,840	$451,886

Total Short-Term Securities — 1.8% (Cost — $451,886)		451,886

Total Investments — 166.0% (Cost — $38,794,326)		41,695,313

Other Assets Less Liabilities — 1.5%		379,433

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (21.6)%		(5,415,112)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (45.9)%		(11,541,104)

Net Assets Applicable to Common Shares — 100.0%		$25,118,530

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expires on October 01, 2024, is $1,051,389. See Note 4 of the Notes to Financial Statements for details

(g)	Annualized 7-day yield as of period end.

(h)

During the year ended August 31, 2019, investments in issuers considered to be an affiliate/ affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	13,073	438,767	451,840	$451,886	$5,651	$112	$—

(a)	Includes net capital gain distributions, if applicable.

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (continued) August 31, 2019	BlackRock Virginia Municipal Bond Trust (BHV)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	4	12/19/19	$527	$(537)
Long U.S. Treasury Bond	5	12/19/19	826	(3,024)
5-Year U.S. Treasury Note	1	12/31/19	120	(149)

				$(3,710)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$3,710	$—	$3,710

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss)

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(239,039)	$—	$(239,039)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(5,320)	$—	$(5,320)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$1,759,904

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

52	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Virginia Municipal Bond Trust (BHV)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3		Total
Assets:
Investments:
Long-Term Investments(a)	$—	$41,243,427		$—	$41,243,427
Short-Term Securities	451,886	—		—	451,886

	$451,886	$41,243,427	$		$41,695,313

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(3,710)	$—		$—	$(3,710)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(5,396,436)	$—	$(5,396,436)
VRDP Shares at Liquidation Value	—	(11,600,000)	—	(11,600,000)

	$—	$(16,996,436)	$—	$(16,996,436)

See notes to financial statements

SCHEDULES OF INVESTMENTS	53

Statements of Assets and Liabilities

August 31, 2019

	BZM	MHE	MHN	BQH

ASSETS
Investments at value — unaffiliated(a)	$50,690,232	$54,456,292	$768,840,660	$75,938,441
Investments at value — affiliated(b)	399,268	76,217	343,108	64,451
Cash	9,344	9,539	109,813	11,773
Cash pledged for futures contracts	31,350	32,050	369,850	39,350
Receivables:
Investments sold	—	—	1,149,400	—
Dividends — affiliated	754	64	1,105	94
Interest — unaffiliated	489,850	611,068	8,460,390	815,510
Variation margin on futures contracts	—	24	—	—
Prepaid expenses	32,513	29,965	29,218	59,848

Total assets	51,653,311	55,215,219	779,303,544	76,929,467

ACCRUED LIABILITIES
Payables:
Investments purchased	—	—	1,120,000	595,000
Income dividend distributions — Common Shares	75,771	94,841	1,385,375	134,405
Interest expense and fees	10,006	17,431	261,280	40,147
Investment advisory fees	26,088	23,321	340,735	35,448
Trustees’ and Officer’s fees	12,496	283	257,775	12,231
Other accrued expenses	87,969	94,863	216,925	76,344
Variation margin on futures contracts	750	750	11,062	750

Total accrued liabilities	213,080	231,489	3,593,152	894,325

OTHER LIABILITIES
TOB Trust Certificates	2,999,064	3,136,631	55,898,643	7,857,402
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)	15,940,403	18,345,944	243,262,725	22,004,239

Total other liabilities	18,939,467	21,482,575	299,161,368	29,861,641

Total liabilities	19,152,547	21,714,064	302,754,520	30,755,966

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$32,500,764	$33,501,155	$476,549,024	$46,173,501

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)(g)	$29,494,034	$29,297,199	$432,632,271	$39,687,618
Accumulated earnings	3,006,730	$4,203,956	43,916,753	6,485,883

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$32,500,764	$33,501,155	$476,549,024	$46,173,501

Net asset value per Common Share	$15.61	$14.13	$15.31	$16.49

(a) Investments at cost — unaffiliated	$47,394,195	$49,776,126	$704,353,317	$68,130,640
(b) Investments at cost — affiliated	$399,308	$76,220	$343,108	$64,451
(c) Preferred Shares outstanding:
Par value $0.001 per share	160	—	—	221
Par value $0.01 per share	—	185	—	—
Par value $0.10 per share	—	—	2,436	—
(d) Preferred Shares authorized	unlimited	unlimited	14,956	unlimited
(e) Par value per Common Shares	$0.001	$0.010	$0.1000	$0.001
(f) Common Shares outstanding	2,081,608	2,371,023	31,132,023	2,800,105
(g) Common Shares authorized	unlimited	unlimited	199,985,044	unlimited

See notes to financial statements.

54	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

August 31, 2019

	BSE	BFY	BHV

ASSETS
Investments at value — unaffiliated(a)	$161,699,405	$131,671,527	$41,243,427
Investments at value — affiliated(b)	—	273,796	451,886
Cash	60,650	17,813	6,133
Cash pledged for futures contracts	75,300	60,400	20,950
Receivables:
Investments sold	584,963	—	—
Dividends — affiliated	327	880	98
Interest — unaffiliated	1,797,548	1,404,976	497,693
Prepaid expenses	61,341	69,341	22,857

Total assets	164,279,534	133,498,733	42,243,044

ACCRUED LIABILITIES
Payables:
Investments purchased	1,270,000	1,030,000	—
Income dividend distributions — Common Shares	264,046	245,241	73,084
Interest expense and fees	100,390	39,337	18,676
Investment advisory fees	75,715	61,514	18,554
Trustees’ and Officer’s fees	11,634	14,254	9,327
Other accrued expenses	103,579	87,835	66,864
Variation margin on futures contracts	2,438	1,594	469

Total accrued liabilities	1,827,802	1,479,775	186,974

OTHER LIABILITIES
TOB Trust Certificates	22,050,197	8,058,575	5,396,436
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)	40,396,390	44,302,072	11,541,104

Total other liabilities	62,446,587	52,360,647	16,937,540

Total liabilities	64,274,389	53,840,422	17,124,514

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$100,005,145	$79,658,311	$25,118,530

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)(g)	$89,248,714	$69,624,340	$22,874,629
Accumulated earnings	10,756,431	$10,033,971	2,243,901

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$100,005,145	$79,658,311	$25,118,530

Net asset value per Common Share	$15.34	$15.92	$15.64

(a) Investments at cost — unaffiliated	$148,154,357	$119,789,035	$38,342,440
(b) Investments at cost — affiliated	$—	$273,796	$451,886
(c) Preferred Shares outstanding:
Par value $ 0.001 per share	405	444	116
(d) Preferred Shares authorized	unlimited	unlimited	unlimited
(e) Par value per Common Shares	$0.001	$0.001	$0.001
(f) Common Shares outstanding	6,519,660	5,004,922	1,606,237
(g) Common Shares authorized	unlimited	unlimited	unlimited

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Operations

Year Ended August 31, 2019

	BZM	MHE	MHN	BQH

INVESTMENT INCOME
Interest — unaffiliated	$1,912,689	$2,094,374	$28,619,714	$2,883,036
Dividends — affiliated	13,120	6,841	27,428	3,816

Total investment income	1,925,809	2,101,215	28,647,142	2,886,852

EXPENSES
Investment advisory	324,516	264,957	4,127,665	474,529
Liquidity fees	122,589	—	24,684	1,048
Professional	48,214	44,245	88,525	139,794
Rating agency	32,677	32,682	45,105	44,686
Accounting services	19,210	19,682	110,516	22,634
Transfer agent	15,442	16,412	31,290	89,936
Remarketing fees on Preferred Shares	11,355	—	24,357	1,029
Printing	6,486	6,565	12,201	21,475
Registration	5,695	5,752	11,791	9,237
Custodian	2,521	2,181	20,359	3,186
Trustees and Officer	2,235	1,793	42,308	2,349
Miscellaneous	16,904	14,283	31,447	16,487

Total expenses excluding interest expense, fees and amortization of offering costs	607,844	408,552	4,570,248	826,390
Interest expense, fees and amortization of offering costs(a)	351,189	507,994	7,213,032	711,583

Total expenses	959,033	916,546	11,783,280	1,537,973
Less fees waived and/or reimbursed by the Manager	(25,811)	(454)	(325,470)	(150,823)

Total expenses after fees waived and/or reimbursed	933,222	916,092	11,457,810	1,387,150

Net investment income	992,587	1,185,123	17,189,332	1,499,702

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(28,417)	90,402	(2,169,996)	(12,995)
Investments — affiliated	60	247	49	—
Futures contracts	(355,065)	(344,651)	(4,539,926)	(473,065)
Capital gain distributions from investment companies — affiliated	57	51	—	—

	(383,365)	(253,951)	(6,709,873)	(486,060)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	2,166,292	2,203,422	38,453,814	3,672,861
Investments — affiliated	(40)	(3)	(49)	—
Futures contracts	(10,507)	(9,885)	(118,321)	(12,777)

	2,155,745	2,193,534	38,335,444	3,660,084

Net realized and unrealized gain	1,772,380	1,939,583	31,625,571	3,174,024

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$2,764,967	$3,124,706	$48,814,903	$4,673,726

(a)	Related to TOB Trusts and/or VRDP Shares.

See notes to financial statements.

56	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (continued)

Year Ended August 31, 2019

	BSE	BFY	BHV

INVESTMENT INCOME
Interest — unaffiliated	$5,863,282	$5,168,026	$1,679,871
Dividends — affiliated	9,881	10,898	5,651

Total investment income	5,873,163	5,178,924	1,685,522

EXPENSES
Investment advisory	864,159	702,159	266,486
Professional	93,645	86,238	36,072
Rating agency	44,721	44,728	32,669
Accounting services	38,294	25,641	12,046
Transfer agent	18,668	17,102	15,331
Registration	9,237	6,272	5,616
Trustees and Officer	9,102	7,714	1,986
Printing	7,379	7,245	6,418
Custodian	4,068	3,934	1,559
Liquidity fees	1,921	2,106	88,875
Remarketing fees on Preferred Shares	1,886	2,068	8,234
Miscellaneous	18,096	16,330	15,188

Total expenses excluding interest expense, fees and amortization of offering costs	1,111,176	921,537	490,480
Interest expense, fees and amortization of offering costs(a)	1,487,486	1,271,053	318,259

Total expenses	2,598,662	2,192,590	808,739
Less fees waived and/or reimbursed by the Manager	(147)	(193)	(53,669)

Total expenses after fees waived and/or reimbursed	2,598,515	2,192,397	755,070

Net investment income	3,274,648	2,986,527	930,452

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(244,717)	(209,847)	134,307
Investments — affiliated	—	13	91
Futures contracts	(933,973)	(737,722)	(239,039)
Capital gain distributions from investment companies — affiliated	—	—	21

	(1,178,690)	(947,556)	(104,620)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	7,568,590	5,655,407	1,304,116
Investments — affiliated	—	(13)	—
Futures contracts	(22,786)	(19,068)	(5,320)

	7,545,804	5,636,326	1,298,796

Net realized and unrealized gain	6,367,114	4,688,770	1,194,176

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$9,641,762	$7,675,297	$2,124,628

(a)	Related to TOB Trusts and/or VRDP Shares.

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Changes in Net Assets

	BZM		MHE
	Year Ended August 31,		Year Ended August 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$992,587	$1,138,627	$1,185,123	$1,313,939
Net realized gain (loss)	(383,365)	268,008	(253,951)	112,606
Net change in unrealized appreciation (depreciation)	2,155,745	(1,024,723)	2,193,534	(1,577,609)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	2,764,967	381,912	3,124,706	(151,064)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to Common Shareholders	(1,278,380)	(1,267,374)	(1,232,944)	(1,379,587)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	6,379	—	—	24,680

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total increase (decrease) in net assets applicable to Common Shareholders	1,492,966	(885,462)	1,891,762	(1,505,971)
Beginning of year	31,007,798	31,893,260	31,609,393	33,115,364

End of year	$32,500,764	$31,007,798	$33,501,155	$31,609,393

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

58	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	MHN		BQH
	Year Ended August 31,		Year Ended August 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$17,189,332	$18,810,840	$1,499,702	$1,682,937
Net realized gain (loss)	(6,709,873)	2,573,809	(486,060)	214,610
Net change in unrealized appreciation (depreciation)	38,335,444	(22,601,872)	3,660,084	(2,161,887)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	48,814,903	(1,217,223)	4,673,726	(264,340)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to Common Shareholders	(16,634,680)	(19,231,620)	(1,585,008)	(1,764,066)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total increase (decrease) in net assets applicable to Common Shareholders	32,180,223	(20,448,843)	3,088,718	(2,028,406)
Beginning of year	444,368,801	464,817,644	43,084,783	45,113,189

End of year	$476,549,024	$444,368,801	$46,173,501	$43,084,783

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Changes in Net Assets  (continued)

	BSE		BFY
	Year Ended August 31,		Year Ended August 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$3,274,648	$3,598,429	$2,986,527	$3,202,983
Net realized gain (loss)	(1,178,690)	332,262	(947,556)	410,552
Net change in unrealized appreciation (depreciation)	7,545,804	(4,807,235)	5,636,326	(4,024,445)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	9,641,762	(876,544)	7,675,297	(410,910)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to Common Shareholders	(3,168,555)	(3,667,309)	(2,948,084)	(3,303,232)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	—	—	4,281

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total increase (decrease) in net assets applicable to Common Shareholders	6,473,207	(4,543,853)	4,727,213	(3,709,861)
Beginning of year	93,531,938	98,075,791	74,931,098	78,640,959

End of year	$100,005,145	$93,531,938	$79,658,311	$74,931,098

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

60	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BHV
	Year Ended August 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$930,452	$1,104,663
Net realized gain (loss)	(104,620)	260,327
Net change in unrealized appreciation (depreciation)	1,298,796	(1,376,380)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	2,124,628	(11,390)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to Common Shareholders	(1,050,654)	(1,245,984)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	38,664	47,740

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total increase (decrease) in net assets applicable to Common Shareholders	1,112,638	(1,209,634)
Beginning of year	24,005,892	25,215,526

End of year	$25,118,530	$24,005,892

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Cash Flows

Year Ended August 31, 2019

	BZM	MHE	MHN	BQH

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$2,764,967	$3,124,706	$48,814,903	$4,673,726
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	8,068,103	5,267,829	179,280,301	17,756,786
Purchases of long-term investments	(7,944,584)	(5,439,067)	(173,672,458)	(19,013,921)
Net proceeds from sales (purchases) of short-term securities	(125,389)	351,647	2,340,658	278,907
Amortization of premium and accretion of discount on investments and other fees	279,870	299,898	4,580,426	303,089
Net realized (gain) loss on investments	28,357	(90,649)	2,169,947	12,995
Net unrealized appreciation on investments	(2,166,252)	(2,203,419)	(38,453,765)	(3,672,861)

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	(375)	713	2,401	356
Interest — unaffiliated	28,883	7,777	10,614	(48,119)
Variation margin on futures contracts	—	(24)	—	—
Prepaid expenses	(19,621)	(19,535)	595	(16,035)

Increase (Decrease) in Liabilities:
Payables:
Interest expense and fees	1,549	6,895	10,998	16,484
Investment advisory fees	806	1,321	21,329	2,148
Trustees’ and Officer’s fees	259	(199)	1,243	41
Other accrued expenses	20,011	26,218	(2,834)	(1,183)
Variation margin on futures contracts	(94)	(96)	382	(179)

Net cash provided by operating activities	936,490	1,334,015	25,104,740	292,234

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(1,294,878)	(1,242,416)	(16,634,680)	(1,579,408)
Repayments of TOB Trust Certificates	—	(670,000)	(21,975,904)	(524,896)
Proceeds from TOB Trust Certificates	361,957	670,773	13,612,215	1,822,006
Amortization of deferred offering costs	3,037	4,081	15,442	5,837
Increase in deferred offering costs	—	(85,914)	—	—

Net cash used for financing activities	(929,884)	(1,323,476)	(24,982,927)	(276,461)

CASH
Net increase in restricted and unrestricted cash	$6,606	$10,539	$121,813	$15,773
Restricted and unrestricted cash at beginning of year	34,088	31,050	357,850	35,350

Restricted and unrestricted cash at end of year	$40,694	$41,589	$479,663	$51,123

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$346,603	$497,018	$7,186,592	$689,262

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$6,379	$—	$—	$—

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$9,344	$9,539	$109,813	$11,773
Cash pledged:
Futures contracts	31,350	32,050	369,850	39,350

	$40,694	$41,589	$479,663	$51,123

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$738	$—	$—	$—
Cash pledged:
Futures contracts	33,350	31,050	357,850	35,350

	$34,088	$31,050	$357,850	$35,350

See notes to financial statements.

62	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows  (continued)

Year Ended August 31, 2019

	BSE	BFY	BHV

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$9,641,762	$7,675,297	$2,124,628
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	36,386,803	33,643,035	8,826,753
Purchases of long-term investments	(37,563,696)	(33,801,962)	(8,270,088)
Net proceeds from sales (purchases) of short-term securities	673,165	(144,546)	(438,720)
Amortization of premium and accretion of discount on investments and other fees	1,043,094	466,957	184,941
Net realized (gain) loss on investments	244,717	209,834	(134,398)
Net unrealized appreciation on investments	(7,568,590)	(5,655,394)	(1,304,116)

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	371	64	(24)
Interest — unaffiliated	(17,382)	(30,272)	41,916
Variation margin on futures contracts	—	—	—
Prepaid expenses	(834)	(3,871)	(19,753)

Increase (Decrease) in Liabilities:
Payables:
Interest expense and fees	27,316	14,033	3,693
Investment advisory fees	3,363	2,512	449
Trustees’ and Officer’s fees	381	529	201
Other accrued expenses	5,981	2,484	14,033
Variation margin on futures contracts	(382)	(398)	148

Net cash provided by operating activities	2,876,069	2,378,302	1,029,663

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(3,168,555)	(2,948,084)	(1,039,942)
Repayments of TOB Trust Certificates	(1,020,000)	(1,224,731)	(845,917)
Proceeds from TOB Trust Certificates	1,367,994	1,807,994	867,746
Decrease in bank overdraft	(109)	—	—
Amortization of deferred offering costs	6,251	6,332	2,583

Net cash used for financing activities	(2,814,419)	(2,358,489)	(1,015,530)

CASH
Net increase in restricted and unrestricted cash	$61,650	$19,813	$14,133
Restricted and unrestricted cash at beginning of year	74,300	58,400	12,950

Restricted and unrestricted cash at end of year	$135,950	$78,213	$27,083

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$1,453,919	$1,250,688	$311,983

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$—	$—	$38,664

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$60,650	$17,813	$6,133
Cash pledged:
Futures contracts	75,300	60,400	20,950

	$135,950	$78,213	$27,083

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$—	$—
Cash pledged:
Futures contracts	74,300	58,400	12,950

	$74,300	$58,400	$12,950

See notes to financial statements.

FINANCIAL STATEMENTS	63

Financial Highlights

(For a share outstanding throughout each period)

	BZM

	Year Ended August 31,
	2019		2018	2017	2016	2015

Net asset value, beginning of year	$14.90		$15.32	$15.97	$14.96	$15.20

Net investment income(a)	0.48		0.55	0.59	0.61	0.63
Net realized and unrealized gain (loss)	0.85		(0.36)	(0.67)	1.02	(0.19)

Net increase (decrease) from investment operations	1.33		0.19	(0.08)	1.63	0.44

Distributions to Common Shareholders(b)
From net investment income	(0.55)		(0.57)	(0.57)	(0.62)	(0.68)
From net realized gain	(0.07)		(0.04)	—	—	—

Total distributions to Common Shareholders	(0.62)		(0.61)	(0.57)	(0.62)	(0.68)

Net asset value, end of year	$15.61		$14.90	$15.32	$15.97	$14.96

Market price, end of year	$14.42		$14.04	$14.29	$16.06	$14.44

Total Return Applicable to Common Shareholders(c)
Based on net asset value	9.40%		1.67%	(0.31)%	11.15%	3.07%

Based on market price	7.25%		2.71%	(7.53)%	15.80%	3.64%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	3.10	%(d)	2.75%	2.35%	2.10%	1.96%

Total expenses after fees waived and/or reimbursed and paid indirectly	3.02	%(d)	2.67%	2.27%	2.02%	1.88%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, and amortization of offering costs(e)(f)	1.88	%(d)	1.78%	1.75%	1.83%	1.41%

Net investment income to Common Shareholders	3.21	%(d)	3.63%	3.87%	3.98%	4.19%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$32,501		$31,008	$31,893	$33,202	$31,073

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$16,000		$16,000	$16,000	$16,000	$16,000

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$303,130		$293,799	$299,333	$307,510	$294,207

Borrowings outstanding, end of year (000)	$2,999		$2,637	$2,134	$1,500	$1,500

Portfolio turnover rate	16%		16%	12%	11%	18%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense, fees, and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(f)	The total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

	Year Ended August 31,
	2019	2018	2017	2016	2015
Expense ratios	1.45%	1.38%	1.31%	1.39%	1.33%

See notes to financial statements.

64	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MHE

	Year Ended August 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$13.33	$13.98	$14.69	$13.89	$14.02

Net investment income(a)	0.50	0.55	0.62	0.65	0.68
Net realized and unrealized gain (loss)	0.82	(0.62)	(0.69)	0.83	(0.10)

Net increase (decrease) from investment operations	1.32	(0.07)	(0.07)	1.48	0.58

Distributions to Common Shareholders from net investment income(b)	(0.52)	(0.58)	(0.64)	(0.68)	(0.71)

Net asset value, end of year	$14.13	$13.33	$13.98	$14.69	$13.89

Market price, end of year	$12.96	$12.38	$14.00	$15.32	$13.26

Total Return Applicable to Common Shareholders(c)
Based on net asset value	10.52%	(0.41)%	(0.34)%	11.01%	4.25%

Based on market price	9.15%	(7.64)%	(4.30)%	21.27%	1.47%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.89%	2.50%	2.17%	1.77%	1.71%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.89%	2.50%	2.17%	1.77%	1.71%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)	1.29%	1.20%	1.18%	1.15%	1.15%

Net investment income to Common Shareholders	3.74%	4.08%	4.44%	4.53%	4.82%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$33,501	$31,609	$33,115	$34,772	$32,864

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$18,500	$18,500	$18,500	$18,500	$18,500

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$281,087	$270,862	$279,002	$287,959	$277,646

Borrowings outstanding, end of year (000)	$3,137	$3,136	$1,421	$751	$—

Portfolio turnover rate	10%	17%	18%	30%	8%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MHN

	Year Ended August 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$14.27	$14.93	$15.69	$14.81	$14.98

Net investment income(a)	0.55	0.60	0.69	0.75	0.80
Net realized and unrealized gain (loss)	1.02	(0.64)	(0.75)	0.91	(0.15)

Net increase (decrease) from investment operations	1.57	(0.04)	(0.06)	1.66	0.65

Distributions to Common Shareholders from net investment income(b)	(0.53)	(0.62)	(0.70)	(0.78)	(0.82)

Net asset value, end of year	$15.31	$14.27	$14.93	$15.69	$14.81

Market price, end of year	$13.74	$12.35	$14.36	$15.04	$13.65

Total Return Applicable to Common Shareholders(c)
Based on net asset value	11.88%	0.22%	0.04%	11.63%	4.88%

Based on market price	16.02%	(9.82)%	0.37%	16.10%	6.16%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.62%	2.45%	2.13%	1.68%	1.58%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.55%	2.36%	2.05%	1.62%	1.52%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)(e)	0.94%	0.94%	0.96%	0.95%	0.95%

Net investment income to Common Shareholders	3.82%	4.15%	4.65%	4.91%	5.35%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$476,549	$444,369	$464,818	$488,318	$461,159

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$243,600	$243,600	$243,600	$243,600	$243,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$295,628	$282,417	$290,812	$300,459	$289,310

Borrowings outstanding, end of year (000)	$55,899	$64,262	$70,007	$76,443	$53,308

Portfolio turnover rate	23%	15%	17%	13%	19%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)	The total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

	Year Ended August 31,
	2019	2018	2017	2016	2015
Expense ratios	0.93%	0.94%	0.95%	0.94%	0.94%

See notes to financial statements.

66	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BQH

	Year Ended August 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$15.39	$16.11	$16.99	$15.75	$15.77

Net investment income(a)	0.54	0.60	0.67	0.71	0.74
Net realized and unrealized gain (loss)	1.13	(0.69)	(0.84)	1.27	0.03

Net increase (decrease) from investment operations	1.67	(0.09)	(0.17)	1.98	0.77

Distributions to Common Shareholders from net investment income(b)	(0.57)	(0.63)	(0.71)	(0.74)	(0.79)

Net asset value, end of year	$16.49	$15.39	$16.11	$16.99	$15.75

Market price, end of year	$14.94	$13.01	$14.55	$15.70	$13.66

Total Return Applicable to Common Shareholders(c)
Based on net asset value	11.61%	(0.03)%	(0.47)%	13.22%	5.57%

Based on market price	19.61%	(6.44)%	(2.73)%	20.63%	4.18%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	3.53%	2.78%	2.44%	2.10%	2.08%

Total expenses after fees waived and/or reimbursed and paid indirectly	3.19%	2.61%	2.28%	2.07%	2.07%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)(e)	1.55%	1.26%	1.24%	1.48%	1.91%

Net investment income to Common Shareholders	3.45%	3.84%	4.21%	4.31%	4.68%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$46,174	$43,085	$45,113	$47,581	$44,111

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$22,100	$22,100	$22,100	$22,100	$22,100

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$308,930	$294,954	$304,132	$315,300	$299,597

Borrowings outstanding, end of year (000)	$7,857	$6,560	$6,521	$6,381	$5,070

Portfolio turnover rate	24%	11%	17%	13%	22%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)	The total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

	Year Ended August 31,
	2019	2018	2017	2016	2015
Expense ratios	1.55%	1.26%	1.24%	1.41%	1.41%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BSE

	Year Ended August 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$14.35	$15.04	$15.84	$14.81	$14.92

Net investment income(a)	0.50	0.55	0.63	0.68	0.70
Net realized and unrealized gain (loss)	0.98	(0.68)	(0.80)	1.03	(0.08)

Net increase (decrease) from investment operations	1.48	(0.13)	(0.17)	1.71	0.62

Distributions to Common Shareholders from net investment income(b)	(0.49)	(0.56)	(0.63)	(0.68)	(0.73)

Net asset value, end of year	$15.34	$14.35	$15.04	$15.84	$14.81

Market price, end of year	$13.86	$12.65	$13.55	$14.84	$12.99

Total Return Applicable to Common Shareholders(c)
Based on net asset value	11.02%	(0.33)%	(0.55)%	12.22%	4.88%

Based on market price	13.79%	(2.47)%	(4.36)%	19.87%	4.29%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.75%	2.41%	2.10%	1.76%	1.70%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.75%	2.41%	2.09%	1.75%	1.70%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense fees, and amortization of offering costs(d)(e)	1.17%	1.10%	1.10%	1.17%	1.51%

Net investment income to Common Shareholders	3.46%	3.77%	4.23%	4.40%	4.72%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$100,005	$93,532	$98,076	$103,296	$96,587

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$40,500	$40,500	$40,500	$40,500	$40,500

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$346,926	$330,943	$342,162	$355,052	$338,486

Borrowings outstanding, end of year (000)	$22,050	$21,702	$20,604	$21,873	$18,091

Portfolio turnover rate	24%	16%	13%	8%	20%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)	The total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

	Year Ended August 31,
	2019	2018	2017	2016	2015
Expense ratios	1.17%	1.10%	1.10%	1.12%	1.09%

See notes to financial statements.

68	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BFY

	Year Ended August 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$14.97	$15.71	$16.58	$15.57	$15.66

Net investment income(a)	0.60	0.64	0.71	0.78	0.82
Net realized and unrealized gain (loss)	0.94	(0.72)	(0.82)	1.06	(0.07)

Net increase (decrease) from investment operations	1.54	(0.08)	(0.11)	1.84	0.75

Distributions to Common Shareholders from net investment income(b)	(0.59)	(0.66)	(0.76)	(0.83)	(0.84)

Net asset value, end of year	$15.92	$14.97	$15.71	$16.58	$15.57

Market price, end of year	$14.21	$12.77	$15.51	$17.01	$14.16

Total Return Applicable to Common Shareholders(c)
Based on net asset value	11.14%	(0.08)%	(0.37)%	12.24%	5.33%

Based on market price	16.29%	(13.66)%	(4.13)%	26.61%	7.00%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.91%	2.57%	2.21%	1.86%	1.83%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.91%	2.56%	2.21%	1.85%	1.83%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, and amortization of offering costs(d)(e)	1.22%	1.13%	1.12%	1.23%	1.69%

Net investment income to Common Shareholders	3.96%	4.20%	4.60%	4.83%	5.25%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$79,658	$74,931	$78,641	$82,927	$77,854

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$44,400	$44,400	$44,400	$44,400	$44,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$279,411	$268,764	$277,119	$286,771	$275,347

Borrowings outstanding, end of year (000)	$8,059	$7,475	$7,817	$8,061	$5,895

Portfolio turnover rate	26%	12%	14%	17%	20%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)	The total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

	Year Ended August 31,
	2019	2018	2017	2016	2015
Expense ratios	1.22%	1.13%	1.12%	1.16%	1.13%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BHV

	Year Ended August 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$14.97	$15.75	$16.56	$15.90	$15.95

Net investment income(a)	0.58	0.69	0.78	0.81	0.81
Net realized and unrealized gain (loss)	0.74	(0.69)	(0.83)	0.66	(0.01)

Net increase (decrease) from investment operations	1.32	—	(0.05)	1.47	0.80

Distributions to Common Shareholders from net investment income(b)	(0.65)	(0.78)	(0.76)	(0.81)	(0.85)

Net asset value, end of year	$15.64	$14.97	$15.75	$16.56	$15.90

Market price, end of year	$16.54	$16.56	$18.68	$19.14	$16.70

Total Return Applicable to Common Shareholders(c)
Based on net asset value	8.94%	(0.20)%	(0.44)%	9.05%	5.02%

Based on market price	4.15%	(6.91)%	2.17%	20.00%	7.61%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	3.37%	2.94%	2.46%	2.16%	1.98%

Total expenses after fees waived and/or reimbursed and paid indirectly	3.15%	2.72%	2.25%	1.95%	1.77%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)(e)	1.82%	1.70%	1.61%	1.70%	1.30%

Net investment income to Common Shareholders	3.88%	4.51%	4.95%	5.00%	5.08%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$25,119	$24,006	$25,216	$26,462	$25,336

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$11,600	$11,600	$11,600	$11,600	$11,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$316,539	$306,947	$317,375	$328,121	$318,414

Borrowings outstanding, end of year (000)	$5,396	$5,396	$4,360	$3,860	$3,019

Portfolio turnover rate	17%	26%	10%	6%	9%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)	The total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

	Year Ended August 31,
	2019	2018	2017	2016	2015
Expense ratios	1.42%	1.32%	1.22%	1.30%	1.23%

See notes to financial statements.

70	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Maryland Municipal Bond Trust	BZM	Delaware	Non-diversified
BlackRock Massachusetts Tax-Exempt Trust	MHE	Massachusetts	Non-diversified
BlackRock MuniHoldings New York Quality Fund, Inc.	MHN	Maryland	Non-diversified
BlackRock New York Municipal Bond Trust	BQH	Delaware	Diversified
BlackRock New York Municipal Income Quality Trust	BSE	Delaware	Non-diversified
BlackRock New York Municipal Income Trust II	BFY	Delaware	Non-diversified
BlackRock Virginia Municipal Bond Trust	BHV	Delaware	Non-diversified

The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g.,TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance on the Trusts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Trustees. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold

72	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event, as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a trust to borrow money for purposes of making investments. MHE’s management believes that each fund’s restrictions on borrowings do not apply to the fund’s TOB Trust transactions. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statement of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statement of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statement of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statement of Operations.

Amounts recorded within interest expense, fees and amortization of offering costs in the Statement of Operations are:

	Interest Expense	Liquidity Fees	Other Expenses	Total
BZM	$47,775	$13,718	$3,724	$65,217
MHE	44,471	10,402	4,125	58,998
MHN	918,628	252,076	80,055	1,250,759
BQH	118,774	31,900	10,212	160,886
BSE	353,829	103,229	27,254	484,312
BFY	125,631	35,836	9,500	170,967
BHV	86,271	23,326	7,416	117,013

For the year ended August 31, 2019, the following table is a summary of each Trust’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BZM	$5,898,440	$2,999,064	1.38% — 1.38%	$2,987,435	2.18%
MHE	5,138,943	3,136,631	1.38% — 1.40%	2,781,891	2.12
MHN	107,117,075	55,898,643	1.37% — 1.50%	57,337,011	2.18
BQH	14,849,514	7,857,402	1.36% — 1.50%	7,395,567	2.17
BSE	41,588,569	22,050,197	1.36% — 1.50%	22,031,454	2.20
BFY	15,630,862	8,058,575	1.36% — 1.43%	7,848,258	2.18
BHV	10,651,221	5,396,436	1.38% — 1.39%	5,396,413	2.17

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements  (continued)

enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.
(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at August 31, 2019, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at August 31, 2019.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except for MHE and MHN, pays the Manager a monthly fee at an annual rate equal to a percentage of each Trust’s average weekly managed assets. For such services, MHE and MHN each pays the Manager a monthly fee at an annual rate equal to a percentage of each Trust’s average daily net assets. The Trusts pay their respective fees based on the following annual rates:

	BZM	MHE	MHN	BQH	BSE	BFY	BHV
Investment advisory fee	0.65%	0.50%	0.55%	0.65%	0.55%	0.55%	0.65%

For purposes of calculating these fees, “net assets” mean the total assets of each Trust minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Trust’s NAV. For purposes of calculating these fees, “managed assets” mean the total assets of each Trust minus the sum of its accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

Expense Waivers and Reimbursements: With respect to BZM, BQH and BHV, the Manager voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other trust expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Trust’s business (“expense limitation”). The expense limitations as a percentage of average weekly managed assets are as follows:

	BZM	BQH	BHV
Fee waived	0.05%	0.10%	0.13%

This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended August 31, 2019 the waivers were as follows:

	BZM	BQH	BHV
Amounts waived	$24,963	$73,004	$53,297

74	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Manager, for MHN, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). The voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended August 31, 2019 the waiver was $324,995.

With respect to each Trust, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended August 31, 2019 the waivers were as follows:

	BZM	MHE	MHN	BQH	BSE	BFY	BHV
Amounts waived	$848	$454	$475	$64	$147	$193	$372

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2020. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the year ended August 31, 2019, there were no fees waived by the Manager.

With respect to BQH, the Manager voluntarily agreed to reimburse the Trust for certain proxy related expenses in the amount of $77,755. The amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended August 31, 2019, purchases and sales of investments, excluding short-term securities, were as follows:

	BZM	MHE	MHN	BQH	BSE	BFY	BHV
Purchases	$7,944,584	$5,439,067	$174,792,458	$18,968,921	$38,833,696	$33,701,962	$6,760,821
Sales	8,068,103	5,079,951	180,089,701	17,254,411	36,971,766	33,140,660	8,826,753

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended August 31, 2019. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of August 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to non-deductible expenses and the expiration of capital loss carryforwards were reclassified to the following accounts:

	BZM	MHE	MHN	BQH	BSE	BFY	BHV
Paid-in capital	$(3,037)	$(4,155)	$(688,973)	$(5,837)	$(6,251)	$(261,333)	$(54,450)
Accumulated earnings	3,037	4,155	688,973	5,837	6,251	261,333	54,450

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

	BZM	MHE	MHN	BQH	BSE	BFY	BHV
Tax-exempt Income(a)
8/31/2019	$1,394,694	$1,677,271	$22,568,116	$2,122,477	$4,164,518	$4,035,096	$1,247,916
8/31/2018	1,399,571	1,765,789	24,317,312	2,233,502	4,526,182	4,243,606	1,368,757
Ordinary Income(b)
8/31/2019	42,654	588	13,395	7,391	962	6,744	1,400
8/31/2018	6,221	1,494	45,867	240	1,846	3,229	37,465
Long term capital gains(c)
8/31/2019	123,967	—	—	—	—	—	—
8/31/2018	87,606	—	—	—	—	—	—

8/31/2019	$1,561,315	$1,677,859	$22,581,511	$2,129,868	$4,165,480	$4,041,840	$1,249,316

8/31/2018	$1,493,398	$1,767,283	$24,363,179	$2,233,742	$4,528,028	$4,246,835	$1,406,222

(a)	The Trusts designate these amounts paid during the fiscal year ended August 31, 2019, as exempt-interest dividends.
(b)

Ordinary income consists primarily of taxable income recognized from market discount and net short-term capital gains. Additionally, all ordinary income distributions are comprised of interest related dividends for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

(c)	The Trusts designate this amount paid during the fiscal year ended August 31, 2019 as a capital gain dividend.

As of period end, the tax components of accumulated net earnings were as follows:

	BZM	MHE	MHN	BQH	BSE	BFY	BHV
Undistributed tax-exempt income	$113,930	$71,167	$584,960	$157,469	$—	$411,134	$23,015
Undistributed ordinary income	500	11,537	7,104	1,056	1,256	2,550	302
Non-expiring capital loss carryforwards(a)	(393,910)	(556,044)	(21,121,810)	(1,479,569)	(2,664,149)	(2,262,685)	(684,230)
Net unrealized gains(b)	3,286,210	4,677,296	64,446,499	7,806,927	13,419,324	11,882,972	2,904,814

	$3,006,730	$4,203,956	$43,916,753	$6,485,883	$10,756,431	$10,033,971	$2,243,901

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods of premiums and discounts on fixed income securities, the treatment of residual interests in tender option bond trusts, the realization for tax purposes of unrealized gains/losses on certain futures contracts, and the deferral of compensation to trustees.

As of August 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	BZM	MHE	MHN	BQH	BSE	BFY	BHV
Tax cost	$44,792,008	$46,718,582	$648,585,201	$60,326,614	$126,192,640	$111,990,736	$33,384,997

Gross unrealized appreciation	$3,304,404	$4,683,149	$64,747,402	$7,826,409	$13,562,842	$11,907,191	$2,917,590
Gross unrealized depreciation	(5,978)	(5,853)	(47,478)	(7,533)	(106,274)	(11,179)	(3,710)

Net unrealized appreciation	$3,298,426	$4,677,296	$64,699,924	$7,818,876	$13,456,568	$11,896,012	$2,913,880

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

76	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Trusts’ investments in the TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: Each Trust invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject each Trust to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Trust’s respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, BQH and BFY invested a significant portion of their assets in securities in the county, city, special district and school district sector. BZM and BHV invested a significant portion of their assets in securities in the health sector. MHE invested a significant portion of their assets in securities in the education sector. BHV invested a significant portion of their assets in securities in the transportation sector. Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10.	CAPITAL SHARE TRANSACTIONS

Each Trust, except for MHN, is authorized to issue an unlimited number of Shares, all of which were initially classified as Common Shares. MHN is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001, except for MHE and MHN, which is $0.01 and $0.10, respectively. The par value for each Trust’s Preferred Shares outstanding is $0.001, except for MHE and MHN, which is $0.01 and $0.10, respectively. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements  (continued)

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended August 31,	BZM	MHE	BFY	BHV
2019	425	—	—	2,473
2018	—	1,800	273	2,965

For the years ended August 31, 2019 and August 31, 2018, shares issued and outstanding remained constant for MHN, BQH and BSE.

On November 15, 2018, the Board of Trustees authorized each Trust, to participate in an open market share repurchase program (the “Repurchase Program”). Under the Repurchase Program, each Trust may repurchase up to 5% of its outstanding common shares through November 30, 2019, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts. For the year ended August 31, 2019, the Trusts did not repurchase any shares.

Preferred Shares

A Trust’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the its outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BZM, MHE, MHN, BQH, BSE, BFY and BHV (for purposes of this section, a “VRDP Trust”), have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BZM	06/14/12	160	$16,000,000	07/02/42
MHE	06/14/12	185	18,500,000	07/02/42
MHN	06/30/11	2,436	243,600,000	07/01/41
BQH	11/29/12	221	22,100,000	10/01/41
BSE	11/29/12	405	40,500,000	10/01/41
BFY	11/29/12	444	44,400,000	10/01/41
BHV	06/14/12	116	11,600,000	07/02/42

Redemption Terms: A VRDP Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, a VRDP Trust is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Trust. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Trust and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

	BZM	MHE	MHN	BQH	BSE	BFY	BHV
Expiration Date	07/03/20	07/02/20	04/15/20	04/15/20	04/15/20	04/15/20	07/03/20

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Trust is required to redeem the

78	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Trust will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Trust may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Trust may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following ratings:

	Moody’s Long-term Rating	Fitch Long-term Rating	Moody’s Short-term Rating	Fitch Short-term Rating
BZM	Aa2	AAA	P1	F1
MHE	Aa2	AAA	N/A	N/A
MHN	Aa2	AAA	N/A	N/A
BQH	Aa2	AAA	N/A	N/A
BSE	Aa2	AAA	N/A	N/A
BFY	Aa2	AAA	N/A	N/A
BHV	Aa2	AAA	P1	F1

Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s and Fitch. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: A VRDP Trust may commence a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn.

The following VRDP Trusts have commenced or are set to commence a special rate period:

	Commencement Date	Termination Date
MHE	06/14/2012	07/02/2020
BQH	10/22/2015	04/15/2020
BSE	10/22/2015	04/15/2020
BFY	10/22/2015	04/15/2020
MHN	04/17/2014	04/15/2020

Prior to the expiration date, the VRDP Trust and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Trust on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Trust is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Trust will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Trust will pay nominal or no fees to the liquidity provider and remarketing agent.

If a VRDP Trust redeems its VRDP Shares prior to end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the year ended August 31, 2019, the annualized dividend rate for the VRDP Shares were as follows:

	BZM	MHE	MHN	BQH	BSE	BFY	BHV
Rate	1.77%	2.40%	2.44%	2.47%	2.46%	2.46%	1.71%

For the year ended August 31, 2019, VRDP Shares issued and outstanding of each Trust remained constant.

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements  (continued)

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares with the exception of any upfront fees paid by a VRDP Trust to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

	Dividends Accrued	Deferred Offering Costs Amortization
BZM	$282,935	$3,037
MHE	444,915	4,081
MHN	5,946,831	15,442
BQH	544,860	5,837
BSE	996,923	6,251
BFY	1,093,754	6,332
BHV	198,663	2,583

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Trusts have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed (distribution in excess of) net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended August 31, 2018 were classified as follows:

	Net Investment Income	Net Realized Gain
BZM	$1,184,330	$83,044
MHE	1,379,587	—
MHN	19,231,620	—
BQH	1,764,066	—
BSE	3,667,309	—
BFY	3,303,232	—
BHV	1,245,984	—

Undistributed net investment income as of August 31, 2018 was as follows:

Undistributed Net Investment Income
BZM	$221,233
MHE	130,411
MHN	1,076,098
BQH	335,187
BSE	141,169
BFY	614,961
BHV	157,423

80	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares(c)
	Paid (a)	Declared (b)	Shares	Series	Declared
BZM	$0.036400	$0.036400	VRDP	W-7	$18,946
MHE	0.040000	0.040000	VRDP	W-7	30,421
MHN	0.044500	0.044500	VRDP	W-7	424,865
BQH	0.048000	0.048000	VRDP	W-7	37,806
BSE	0.040500	0.040500	VRDP	W-7	69,282
BFY	0.049000	0.049000	VRDP	W-7	75,953
BHV	0.045500	0.045500	VRDP	W-7	13,736

(a)	Net investment income dividend paid on October 1, 2019 to Common Shareholders of record on September 16, 2019.
(b)	Net investment income dividend declared on October 1, 2019, payable to Common Shareholders of record on October 15, 2019.
(c)	Dividends declared for period September 1, 2019 to September 30, 2019.

On September 5, 2019, each Trust announced a continuation of its open market share repurchase program. Commencing on December 1, 2019, each Trust may repurchase through November 30, 2020, up to 5% of its common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts.

NOTES TO FINANCIAL STATEMENTS	81

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees/Directors of BlackRock Maryland Municipal Bond Trust, BlackRock Massachusetts Tax-Exempt Trust, BlackRock MuniHoldings New York Quality Fund, Inc., BlackRock New York Municipal Bond Trust, BlackRock New York Municipal Income Quality Trust, BlackRock New York Municipal Income Trust II, and BlackRock Virginia Municipal Bond Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Maryland Municipal Bond Trust, BlackRock Massachusetts Tax-Exempt Trust, BlackRock MuniHoldings New York Quality Fund, Inc., BlackRock New York Municipal Bond Trust, BlackRock New York Municipal Income Quality Trust, BlackRock New York Municipal Income Trust II, and BlackRock Virginia Municipal Bond Trust (the “Funds”), including the schedules of investments, as of August 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2019, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

October 22, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

82	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements

The Board of Directors and the Boards of Trustees, as applicable (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock MuniHoldings New York Quality Fund, Inc. (“MHN”), BlackRock Maryland Municipal Bond Trust (“BZM”), BlackRock New York Municipal Income Quality Trust (“BSE”), BlackRock New York Municipal Bond Trust (“BQH”), BlackRock New York Municipal Income Trust II (“BFY”), BlackRock Virginia Municipal Bond Trust (“BHV”), and BlackRock Massachusetts Tax-Exempt Trust (“MHE”) (collectively, the “Funds” and each, a “Fund”) met in person on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”) to consider the approval of the investment advisory agreements (collectively, the “Advisory Agreements” or the “Agreements”) between the Funds and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the June Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of each Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) fund expenses and potential fee waivers; (c) differences in services provided and management fees between closed-end funds and other product channels; and (d) BlackRock’s option overwrite strategy.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	83

Disclosure of Investment Advisory Agreements  (continued)

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2018. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers, a custom peer group of funds as defined by BlackRock (“Customized Peer Group”), and a composite measuring a blend of total return and yield (“Composite”). The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, MHN ranked first out of two funds against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MHN, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the one-, three- and five-year periods reported, BZM ranked second out of two funds, first out of two funds, and first out of two funds, respectively, against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BZM, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BZM’s underperformance during the applicable period.

84	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

The Board noted that for the one-, three- and five-year periods reported, BSE ranked second out of two funds, second out of two funds, and first out of two funds, respectively, against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BSE, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BSE’s underperformance during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, BQH ranked in the fourth, third and first quartiles, respectively, against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BQH, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BQH’s underperformance during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, BFY ranked in the third, second, and first quartiles, respectively, against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BFY, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BFY’s underperformance during the applicable periods.

The Board noted that for each of the one-, three- and five-year periods reported, BHV ranked first out of two funds against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BHV, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for each of the one-, three- and five-year periods reported, MHE ranked first out of two funds against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MHE, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that MHN’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers.

The Board noted that BZM’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Expense Peers. In addition, the Board noted that BlackRock had agreed to voluntarily waive a portion of the advisory fee payable by BZM. An advisory fee waiver has been in effect since 2013, the amount of which may have varied from time to time. After discussions between the Board, including Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the current 5 basis points voluntary advisory fee waiver.

The Board noted that BSE’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.

The Board noted that BQH’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers. In addition, the Board noted that BlackRock had agreed to voluntarily waive a portion of the advisory fee payable by BQH. An advisory fee waiver has been in effect since 2016, the amount of which may have varied from time to time. After discussions between the Board,

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	85

Disclosure of Investment Advisory Agreements  (continued)

including Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the current 10 basis point voluntary advisory fee waiver. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to limit the impact of certain proxy related expenses to a certain threshold. Expenses above the threshold will be reimbursed by BlackRock.

The Board noted that BFY’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.

The Board noted that BHV’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers. The Board also noted that BlackRock had agreed to voluntarily waive a portion of the advisory fee payable by BHV. An advisory fee waiver has been in effect since 2014, the amount of which may have varied from time to time. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the current 13 basis point voluntary advisory fee waiver.

The Board noted that MHE’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the Expense Peers.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

86	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BZM, BQH, BSE, BFY and BHV that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission fee. Participants in MHE and MHN that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

AUTOMATIC DIVIDEND REINVESTMENT PLANS	87

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	87 RICs consisting of 111 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	87 RICs consisting of 111 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	87 RICs consisting of 111 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	87 RICs consisting of 111 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi (d) 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	88 RICs consisting of 112 Portfolios	None
Henry Gabbay 1947	Trustee (Since 2019)	Board Member, BlackRock Equity-Bond Board from 2007 to 2018; Board Member, BlackRock Equity-Liquidity and BlackRock Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	87 RICs consisting of 111 Portfolios	None

88	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
R. Glenn Hubbard 1958	Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	87 RICs consisting of 111 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester (d) 1951	Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	88 RICs consisting of 112 Portfolios	None
Catherine A. Lynch (d) 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	88 RICs consisting of 112 Portfolios	None

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	125 RICs consisting of 293 Portfolios	None
John M. Perlowski (d) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	126 RICs consisting of 294 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Mr. Gabbay became a member of the boards of the open-end funds in the Fixed-Income Complex in 2007.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

TRUSTEE AND OFFICER INFORMATION	89

Trustee and Officer Information (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust serve at the pleasure of the Board.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Tender and Paying Agent

The Bank of New York Mellon

New York, NY 10289

VRDP Remarketing Agent

Citigroup Global Markets, Inc.(a)

New York, NY 10179

Merrill Lynch, Pierce, Fenner & Smith Incorporated(b)

New York, NY 10036

Wells Fargo Securities, LLC

Charlotte, NC 28202

VRDP Liquidity Providers

Citibank, N.A.(a)

New York, NY 10179

BofA Securities, Inc.(b)

New York, NY 10036

Wells Fargo Bank, N.A.(c)

San Francisco, CA 94104

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BZM and BHV.
(b)	For MHN, BQH, BSE and BFY.
(c)	For MHE.

90	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2019

	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period
Ticker	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
BSE	$0.486000	$0.000000	$0.000000	$0.000000	$0.4860000	100%	0%	0%	0%	100%

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at http://www.blackrock.com.

Proxy Results

The Annual Meeting of Shareholders was held on July 29, 2019 for shareholders of record on May 30, 2019, to elect Trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Shareholders elected the Class III Trustees as follows:

	Richard E. Cavanagh		Cynthia L. Egan		Robert Fairbairn		Henry Gabbay
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BZM	1,888,259	64,462	1,899,850	52,871	1,891,009	61,712	1,891,009	61,712
BSE	4,595,878	1,507,150	4,627,839	1,475,189	4,618,029	1,484,999	4,618,029	1,484,999
BFY	3,751,462	847,988	3,783,353	816,097	3,785,955	813,495	3,785,955	813,495
BHV	1,450,845	64,873	1,450,845	64,873	1,450,845	64,873	1,450,845	64,873

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, R. Glenn Hubbard, Catherine A. Lynch, John M. Perlowski, Karen P. Robards, Frank J. Fabozzi and W. Carl Kester.

Shareholders elected the Trustees as follows:

	Michael J. Castellano			Richard E. Cavanagh			Cynthia L. Egan
	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MHN	21,578,174	5,185,811		21,522,882	5,241,103		21,580,804	5,183,181

	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain
MHE	2,110,663	91,991	400	2,091,807	108,847	2,400	2,098,115	104,539	400

	Robert Fairbairn			Henry Gabbay			R. Glenn Hubbard
	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MHN	21,559,830	5,204,155		21,560,755	5,203,230		21,497,235	5,266,750

	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain
MHE	2,101,589	99,065	2,400	2,104,389	98,265	400	2,083,366	117,288	2,400

	Catherine A. Lynch			John M. Perlowski			Karen P. Robards
	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MHN	21,587,065	5,176,920		21,566,181	5,197,804		21,589,529	5,174,456

	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain
MHE	2,100,236	102,418	400	2,103,711	96,943	2,400	2,100,236	102,418	400

ADDITIONAL INFORMATION	91

Additional Information  (continued)

	Frank J. Fabozzi (a)			W. Carl Kester (a)
	Votes For	Votes Withheld		Votes For	Votes Withheld
MHN	2,436	0		2,436	0

	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain
MHE	185	0	0	185	0	0

(a)	Voted on by holders of preferred shares only.

The Annual Meeting of Shareholders was held on July 18, 2019 for shareholders of record on May 20, 2019, to elect Trustee nominees for BlackRock New York Municipal Bond Trust (BQH) and to vote on a non-binding shareholder proposal to declassify the Board of Trustees so that all Trustees are elected on an annual basis. There were no broker non-votes with regard to the Trust.

Shareholders elected Richard E. Cavanagh, Cynthia L. Egan, Robert Fairbairn and Henry Gabbay as the Class III Trustees. The vote results for the nominees were as follows:

	Richard E. Cavanagh (a)		Cynthia L. Egan (a)		Robert Fairbairn (a)		Henry Gabbay (a)
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BQH	847,258	51,182	839,035	59,405	847,258	51,182	847,258	51,182

	Stephen J. Flanagan		Frederic Gabriel		Thomas H. McGlade		Jassen Trenkow
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BQH	518,727	23,446	518,727	23,446	518,727	23,446	518,727	23,446

(a)	These individuals were elected to serve as Trustees of the Trust.

For the Trust listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, R. Glenn Hubbard, Catherine A. Lynch, John M. Perlowski, Karen P. Robards, Frank J. Fabozzi and W. Carl Kester.

Shareholders voted on the non-binding proposal as follows:

	Votes For	Votes Against	Abstain
BQH	788,931	503,855	46,434

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

Except as described below, during the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

On July 29, 2019, the Board approved the elimination of MHN’s non-fundamental policy limiting investments in illiquid investments to 15% of MHN’s net assets. As a result, MHN may invest without limit in illiquid investments.

Effective July 31, 2019, each BSE and MHN may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase, subject to each Trust’s other investment policies. The adoption of the new policy will have no effect on each Trust’s existing investment policy to invest primarily in investment grade municipal bonds or obligations, as applicable.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

92	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Trusts’ Forms N-PORT and N-Q are available on the SEC’s website at http://www.sec.gov. The Trusts’ Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	93

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax (subject to)

ARB	Airport Revenue Bonds

BARB	Building Aid Revenue Bonds

BHAC	Berkshire Hathaway Assurance Corp.

CAB	Capital Appreciation Bonds

EDA	Economic Development Authority

EDC	Economic Development Corp.

FHA	Federal Housing Administration

GO	General Obligation Bonds

HDA	Housing Development Authority

HFA	Housing Finance Agency

HRB	Housing Revenue Bonds

IDA	Industrial Development Authority

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PILOT	Payment in Lieu of Taxes

RB	Revenue Bonds

S/F	Single-Family

SONYMA	State of New York Mortgage Agency

Syncora	Syncora Guarantee

S&P	Standard & Poor’s

94	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-STMUNI-8-8/19-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Virginia Municipal Bond Trust	$19,278	$19,278	$0	$0	$7,400	$7,400	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Virginia Municipal Bond Trust	$7,400	$7,400

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1)   As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Phillip Soccio, CFA, Director at BlackRock and Kevin Maloney, Vice President at BlackRock. Each of the foregoing professionals is a member of BlackRock’s municipal tax-exempt management group and is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Soccio and Maloney have been members of the registrant’s portfolio management team since 2007 and 2017, respectively.

Portfolio Manager	Biography
Phillip Soccio	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.
Kevin Maloney	Vice President of BlackRock since 2018; Associate of BlackRock from 2017 to 2014; Analyst of BlackRock from 2011 to 2013.

(a)(2) As of August 31, 2019:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Phillip Soccio	15	0	0	0	0	0
	$6.35 Billion	$0	$0	$0	$0	$0
Kevin Maloney	7	0	0	0	0	0
	$2.21 Billion	$0	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of August 31, 2019:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of August 31, 2019.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($280,000 for 2019). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of August 31, 2019.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Phillip Soccio.	None
Kevin Maloney	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –

  Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Virginia Municipal Bond Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Virginia Municipal Bond Trust

Date: November 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Virginia Municipal Bond Trust

Date: November 5, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Virginia Municipal Bond Trust

Date: November 5, 2019